Exhibit 99.2 Mellody Farm Chicago, IL Brick Walk Bridgeport, CT Midtown East Raleigh, NC Village at La Floresta Los Angeles, CA     Quarterly Supplemental 3rd Quarter 2019  Investor Relations irinfo@RegencyCenters.com One Independent Drive, Suite 114 Jacksonville, FL 32202 904 598 7000 RegencyCenters.com

Table of Contents September 30, 2019 Disclosures I Earning Press Release iv Summary Information: Summary Financial Information 1 Summary Real Estate Information 2 Financial Information: Consolidated Balance Sheets 3 Consolidated Statements of Operations 4 Supplemental Details of Operations (Consolidated Only) 5 Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only) 6 Supplemental Details of Operations (Real Estate Partnerships Only) 7 Supplemental Details of Same Property NOI (Pro-Rata) 8 Reconciliations of Non-GAAP Financial Measures and Additional Disclosures 9 Summary of Consolidated Debt 11 Summary of Consolidated Debt Detail 12 Summary of Unsecured Debt Covenants and Leverage Ratios 13 Summary of Unconsolidated Debt 14 Unconsolidated Investments 15 Investment Activity: Property Transactions 16 Summary of Development and Redevelopment 17 Select Operating Properties with Near Term Redevelopment 19 Real Estate Information: Leasing Statistics 20 Average Base Rent by CBSA 21 Significant Tenant Rents 22 Tenant Lease Expirations 23 Portfolio Summary Report by State 24 Components of NAV and Forward-Looking Information: Components of NAV 33 Earnings Guidance 34 Reconciliation of Net Income to NAREIT FFO 35 Glossary of Terms 36 2

Accounting and Disclosure Changes  FASB Accounting Standards Codification – Topic 842 (Leases) (“Leases Standard”) Effective January 1, 2019, Regency adopted Accounting Standards Codification (ASC) Topic 842, Leases, under the modified retrospective transition approach allowing for initial application at the date of adoption. The Company also elected to reclassify the prior period amounts to conform to the current year presentation. The financial statements have been impacted as follows:  Consolidated Statements of Operations All lease income earned pursuant to tenant leases in 2019, and as reclassified for 2018, which includes but is not limited to Base rent, Recoveries from tenants and Percentage rent, is reflected in Lease income. Lease income is presented net of revenues deemed uncollectible for the current period. Prior period presentation of this line item was included in Operating expenses as Provision for doubtful accounts. Real estate revenues earned not specific to tenant leases in 2019 have been reclassified from Recoveries from tenants and other income to Other property income. Indirect internal leasing and legal costs associated with the execution of lease agreements that were previously capitalized are expensed in General and administrative in Operating expenses in the current period.  Consolidated Balance Sheets Addition of Lease liabilities and corresponding Right of use assets, net of or including the opening balance for straight line rent and above/below market intangibles, for its ground and office leases where Regency is the lessee.  NAREIT Funds from Operations Regency prospectively adopted the NAREIT FFO White Paper – 2018 Restatement (“2018 FFO Whitepaper”), and elected the option of excluding gains on the sale and impairments of land from NAREIT FFO, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land.  Non-GAAP Disclosures We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.  The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro-rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio, regardless of ownership structure. i

The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable. The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated co-investment partnerships. A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.  We do not control the unconsolidated investment partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share.  The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following: The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information.  Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.  The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance: NAREIT Funds From Operations (NAREIT FFO): The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO. Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata NOI. Core Operating Earnings (previously Operating FFO): The Company believes Core Operating Earnings, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of NAREIT FFO to Core Operating Earnings. ii

Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.iii

NEWS RELEASE For immediate release Regency Centers Laura Clark 904 598 7831 LauraClark@RegencyCenters.com   Regency Centers Reports Third Quarter 2019 Results JACKSONVILLE, Fla. (October 30, 2019) – Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended September 30, 2019.  Third Quarter 2019 Highlights For the three months ended September 30, 2019, Net Income Attributable to Common Stockholders (“Net Income”) of $0.34 per diluted share. Third quarter NAREIT Funds From Operations (“NAREIT FFO”) of $0.99 per diluted share. Year-to-date same property Net Operating Income (“NOI”), excluding termination fees, increased 2.1%, as compared to the same period in 2018. As of September 30, 2019, the same property portfolio was 95.2% leased. On a trailing twelve months basis, rent spreads on comparable new and renewal leases were 12.8% and 6.9%, respectively, with total rent spreads of 7.9%. During the third quarter, Regency acquired two shopping centers for a total of approximately $262.5 million. As of September 30, 2019, 24 properties were in development or redevelopment representing a total investment of approximately $470 million. The Company completed a public offering of $425 million 2.95% unsecured notes due 2029 (the “Notes”). The Company executed on its at-the-market equity (the “ATM”) program selling approximately $128.8 million in common stock on a forward basis at a weighted average share price of $67.99 per share. On October 29, 2019, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.585 per share.  Financial Results Regency reported Net Income for the third quarter of $57.0 million, or $0.34 per diluted share, compared to the Net Income Attributable to Common Stockholders of $69.7 million, or $0.41 per diluted share, for the same period in 2018.  The Company reported NAREIT FFO for the third quarter of $166.1 million, or $0.99 per diluted share, compared to $163.5 million, or $0.96 per diluted share, for the same period in 2018. For the three months ended September 30, 2019, the Company’s results included a positive impact of $4.7 million, or $0.03 per diluted share, from non-cash income related to the acceleration of below market rent associated with a proactive anchor lease termination and a one-time negative impact of $1.4 million, or $0.01 per diluted share, from a swap breakage fee and loan cost amortization associated with the August bond offering and term loan repayment. iv

The Company reported Core Operating Earnings for the third quarter of $153.8 million, or $0.91 per diluted share, compared to $151.2 million, or $0.89 per diluted share, for the same period in 2018. Core operating earnings per share growth was 3.4% for the third quarter and 3.8% year-to-date when adjusted for the adoption of Accounting Standard Codification 842, Leases. The Company views Core Operating Earnings, which excludes from NAREIT FFO certain non-recurring items as well as non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of debt mark-to-market, as a better measure of business performance as it more closely reflects cash earnings and the Company’s ability to grow the dividend.  Portfolio Performance Regency’s portfolio is differentiated in its overall outstanding quality, breadth and scale. The strength of the Company’s merchandising mix, combined with placemaking elements and connection to its communities further differentiate Regency’s high quality portfolio. Regency’s preeminent portfolio along with its national platform and 22 local market offices offers critical strategic advantages and positions the Company to achieve its objective to average 3% same property NOI growth over the long term.  Third quarter same property NOI, excluding termination fees, increased 2.1% compared to the same period in 2018. Year-to-date same property NOI, excluding termination fees, increased 2.1%, as compared to the same period in 2018.  As of September 30, 2019, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships was 94.8% leased. The same property portfolio was 95.2% leased, which is an increase of 10 basis points sequentially and a decrease of 80 basis points from the same period in 2018, primarily driven by the Sears bankruptcy.  For the three months ended September 30, 2019, Regency executed approximately 1.7 million square feet of comparable new and renewal leases at blended rent spreads of 6.6%. Rent spreads on new and renewal leases were 10.0% and 5.7%, respectively. For the trailing twelve months, the Company executed approximately 6.6 million square feet of comparable new and renewal leases at blended rent spreads of 7.9%.  Portfolio Enhancement and Capital Allocation Regency’s self-funding model enables the Company to benefit from its capital allocation strategy. Free cash flow supports the development and redevelopment program on a leverage neutral basis. Regency’s development and redevelopment platform is a critical strategic advantage for creating significant value for shareholders. Together with the sales of lower growth assets and equity when priced attractively, free cash flow also enables the Company to invest in high-growth acquisitions and share repurchases when pricing is compelling. This capital allocation strategy preserves Regency’s pristine balance sheet and allows the Company to add value and enhance the quality of the portfolio on a net accretive basis.  Developments and Redevelopments At quarter end, the Company had 24 properties in development or redevelopment with estimated net project costs of approximately $470 million. In-process developments and redevelopments were 89% leased and committed as of September 30, 2019 and are expected to yield an average return of 7.7%. v

During the quarter, Regency started three redevelopment projects with combined pro-rata costs of approximately $21.5 million. The Company also completed one development and one redevelopment project. The recently completed ground-up development project, Midtown East, is a 159,000 square foot neighborhood shopping center located inside the Raleigh Beltline. This 97% leased center is anchored by a 105,000 square foot Wegmans grocery store, the first Wegmans to open in North Carolina. Regency’s share of the total project cost was approximately $23 million at a projected 7.7% stabilized yield.  Property Transactions As previously disclosed, on July 1, 2019, the Company acquired The Pruneyard, a 258,000 square foot retail center located in Silicon Valley for $212.5 million. The center is anchored by Trader Joe’s and Marshalls and sits in close proximity to the most affluent neighborhoods and technology employers on the Westside of Silicon Valley. In addition to the retail portion, The Pruneyard also benefits from three adjacent office towers totaling 360,000 square feet and an adjacent 171-key hotel, which were not part of the transaction.  During the quarter, the Company also acquired Circle Marina Center, an off-market acquisition of 118,000 square feet of premier retail located on Pacific Coast Highway in the heart of Long Beach, CA, for $50 million. Circle Marina offers Regency a unique value-add opportunity through a redevelopment of the center in the near future that will include façade upgrades, placemaking enhancements and the addition of a specialty grocer. The acquisition was funded with a secured mortgage loan of $24 million and $25.9 million of operating partnership units issued at $65.24 per share.  In the third quarter, Regency sold one wholly-owned center, Bluebonnet Village, located in Baton Rouge, LA for a gross sales price of $14.2 million. Subsequent to quarter end, the Company sold two wholly- owned properties, Bluffs Square Shoppes, located in Jupiter, FL, and Elmwood Oaks Shopping Center, located in Harahan, LA, for a combined gross sales price of $40.9 million.  On a year-to-date basis including transactions closed subsequent to quarter end, the Company has closed on $281.6 million of acquisitions and $191.6 million of dispositions.  Balance Sheet Regency benefits from favorable access to capital through the strength of its balance sheet, supported by conservative leverage levels with a Net Debt to EBITDAre ratio of 5.5x. This positions Regency to weather potential challenges and potentially profit from investment opportunities in the future. Regency has a BBB+ rating and positive outlook from S&P Global Ratings. During the quarter, Moody’s Investors Service affirmed the Company’s Baa1 rating and upgraded its outlook to positive from stable.  Debt Offering As previously disclosed, on August 13, 2019, the Company’s operating partnership, Regency Centers, L.P., priced a public offering of $425 million 2.95% notes due 2029 (the “Notes”). The Notes are due September 15, 2029 and were priced at 99.903%. Interest on the Notes is payable semiannually on March 15 and September 15 of each year, with the first payment on March 15, 2020. Net proceeds of the offering were used to repay in full the $300 million term loan with an original maturity date of December 2, 2020, including an interest rate swap breakage fee and loan amortization costs of   vi

approximately $1.4 million. The balance of the net proceeds of the offering were used to reduce the outstanding balance on the corporate line of credit.  ATM Equity Offering In September, the Company sold approximately $128.8 million through its ATM program at a weighted average price per share of $67.99. The sales were executed on a forward basis with settlement to occur within 12 months.   Dividend On October 29, 2019, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.585 per share. The dividend is payable on November 22, 2019, to shareholders of record as of November 12, 2019.  2019 Guidance The Company has updated certain components of its 2019 earnings guidance. Net Income and NAREIT FFO guidance has been updated to reflect certain non-recurring items:  In the third quarter, a $10.9 million, or $0.06 per diluted share, impairment charge was recognized within our New York Common Retirement Fund partnership associated with changes in the expected hold periods of various properties. Third quarter results also include a one-time swap breakage charge and loan amortization costs of $1.4 million, or $0.01 per diluted share, associated with the repayment of a term loan following our August unsecured bond offering. A proactive lease termination of an anchor tenant was executed in the third quarter, requiring the acceleration of non-cash below market rent income recognized between the execution of the termination agreement and the termination date of May 2020. Third quarter results include non-cash below market rental income of $4.7 million, or $0.03 per diluted share, associated with the aforementioned termination agreement. For the full year 2019, the non-cash below market rental income related to the acceleration of below market rent caused by the lease termination agreement is expected to be $9.4 million, or $0.06 per diluted share.  The Net Income and NAREIT FFO guidance ranges have been updated to reflect the aforementioned non-recurring items. Please refer to the Company’s third quarter 2019 supplemental information package for a complete list of updates. vii

Conference Call Information To discuss Regency’s second quarter results, Management will host a conference call on Thursday, October 31, 2019, at 11:00 a.m. EDT. Dial-in and webcast information is listed below. Third Quarter 2019 Earnings Conference Call Date: Thursday, October 31, 2019 Time: 11:00 a.m. ET Dial#: 877-407-0789 or 201-689-8563 Webcast: investors.regencycenters.com Replay Webcast Archive: Investor Relations page under Events & Webcasts Non-GAAP Disclosure The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our prorata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition in effect during that period. Effective January 1, 2019, the Company prospectively adopted the NAREIT FFO White Paper – 2018 Restatement (“2018 FFO White Paper”), and elected the option of excluding gains on sale and impairments of land, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation, and therefore are calculated as described above, but also include gains on sales and impairments of land. Current Guidance Previous Guidance Net Income Attributable to Common Stockholders (“Net Income”) $1.52 - $1.55 $1.56 - $1.60 NAREIT Funds From Operations (“NAREIT FFO”) per diluted share $3.84 - $3.87 $3.81 - $3.85 Same Property Net Operating Income (“SPNOI”) Growth excluding termination fees (pro-rata) 2% 2.0% - 2.5% 2019 Guidance All figures pro-rata and in thousands, except per share data  viii

Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO. Core Operating Earnings is an additional performance measure that excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to NAREIT FFO to Core Operating Earnings. Core Operating Earnings for the third quarter and year-to-date periods ending September 30, 2018 included $2.1 million and $6.1 million, respectively, of capitalized leasing costs which, upon the adoption of the new lease accounting standard ASC 842 on January 1, 2019, are expensed. NAREIT EBITDAre is a measure of REIT performance, which NAREIT defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. ix

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core Operating Earnings - *Actual (in thousands)*

For the Periods Ended September 30, 2019 and 2018	Three Months Ended 2019	Three Months Ended 2018	Year to Date 2019	Year to Date 2018
Reconciliation of Net Income to NAREIT FFO:				
Net Income Attributable to Common Stockholders	$ 56,965	69,722	$ 199,139	170,222
Adjustments to reconcile to NAREIT Funds From Operations[1]:				
Depreciation and amortization (excluding FF&E)	98,951	96,795	303,617	290,182
Gain on sale of operating properties	(408)	(3,610)	(39,871)	(3,958)
Provision for impairment to operating properties	10,886	407	22,999	28,901
Gain (loss) on sale of land[2]	(461)	-	(460)	-
Exchangeable operating partnership units	157	147	456	358
NAREIT Funds From Operations	$ 166,090	163,461	$ 485,880	485,705
Reconciliation of NAREIT FFO to Core Operating Earnings:				
NAREIT Funds From Operations	$ 166,090	163,461	$ 485,880	485,705
Adjustments to reconcile to Core Operating Earnings[1]:				
Gain on sale of land[2]	-	(53)	-	(1,030)
Provision for impairment to land	-	448	-	542
Early extinguishment of debt	1,391	-	11,982	11,172
Interest on bonds for period from notice to redemption	-	-	367	600
Straight line rent, net	(2,465)	(4,811)	(7,140)	(13,641)
Above/below market rent amortization, net	(10,858)	(6,931)	(30,833)	(26,732)
Debt premium/discount amortization	(395)	(931)	(1,381)	(2,727)
Core Operating Earnings	$ 153,763	151,183	$ 458,875	453,889
Weighted Average Shares For Diluted Earnings per Share	167,944	169,839	167,834	170,166
Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	168,350	170,188	168,203	170,516

(1) Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

(2) Effective January 1, 2019, Regency prospectively adopted the NAREIT FFO White Paper – 2018 Restatement, and elected the option of excluding gains on sales and impairments of land, which are considered incidental to the Company's main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land.

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency's properties. The Company provides a reconciliation of net income to pro-rata same property NOI.

Regency Centers.

Supplemental Information X

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI - Actual (in thousands) Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment. For the Periods Ended September 30, 2019 and 2018 2019 2018 2019 2018 Net Income Attributable to Common Stockholders $ 56,965 69,722 $ 199,139 170,222 Less: Management, transaction, and other fees (7,353) (6,954) (21,768) (20,999) Other(1) (14,769) (13,016) (42,097) (44,823) Plus: Depreciation and amortization 91,856 89,183 282,639 266,812 General and administrative 16,705 17,564 56,722 51,947 Other operating expense, excluding provision for doubtful accounts 1,819 9 09 4,486 2,825 Other expense (income) 38,373 33,322 115,750 146,120 Equity in income of investments in real estate excluded from NOI (2) 25,354 14,323 31,699 45,083 Net income attributable to noncontrolling interests 9 79 812 2,988 2,366 NOI 209,929 205,865 629,558 619,553 Less non-same property NOI (3) (6,789) (6,438) (17,318) (21,172) Same Property NOI $ 203,140 199,427 $ 612,240 598,381 Same Property NOI without Termination Fees $ 202,754 198,562 $ 610,370 597,598 Same Property NOI without Termination Fees or Redevelopments $ 191,436 187,725 $ 576,182 564,870 (2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments. (3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. Three Months Ended Year to Date (1) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests. xi

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO — Guidance (per diluted share) NAREIT FFO Guidance: Full Year 2019 Low High Net income attributable to common stockholders $ 1.52 1.55 Adjustments to reconcile net income to NAREIT FFO: Depreciation and amortization 2.42 2.42 Provision for impairment 0.14 0.14 Gain on sale of operating properties (0.24) (0.24) NAREIT Funds From Operations $ 3.84 3.87 The Company has published forward-looking statements and additional financial information in its third quarter 2019 supplemental information package that may help investors estimate earnings for 2019. A copy of the Company’s third quarter 2019 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended September 30, 2019. Regency may, but assumes no obligation to, update information in the supplemental package from time to time. About Regency Centers Corporation (NASDAQ: REG) Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to our neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com. Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. xii

Summary Financial Information

September 30, 2019

(in thousands, except per share data)

	Three Months Ended 2019	Three Months Ended 2018	Year to Date 2019	Year to Date 2018
Financial Results				
Net income attributable to common stockholders (page 4)	$56,965	$69,722	$199,139	$170,222
Net income per diluted share	$0.34	$0.41	$1.19	$1.00
NAREIT Funds From Operations (NAREIT FFO) (page 9)	$166,090	$163,461	$485,880	$485,705
NAREIT FFO per diluted share	$0.99	$0.96	$2.89	$2.85
Core Operating Earnings (previously Operating FFO) (page 9)	$153,763	$151,183	$458,875	$453,889
Core Operating Earnings per diluted share	$0.91	$0.89	$2.73	$2.66
Same Property NOI without termination fees (page 8)	$202,754	$198,562	$610,370	$597,598
% growth	2.1%		2.1%	
Operating EBITDA*re* (page 10)	$200,885	$197,180	$598,955	$592,451
Dividends paid per share and unit	$0.585	$0.555	$1.755	$1.665
Payout ratio of Core Operating Earnings per share (diluted)	64.3%	62.4%	64.3%	62.6%
Diluted share and unit count				
Weighted average shares (diluted) - Net income	167,944	169,839	167,834	170,166
Weighted average shares (diluted) - NAREIT FFO and Core Operating Earnings	168,350	170,188	168,203	170,516

Capital Information	As of 9/30/19	As of 12/31/18	As of 12/31/17	As of 12/31/16
Market price per common share	$69.49	$58.47	$69.18	$68.95
Common shares outstanding	167,562	167,905	171,365	104,497
Exchangeable units held by noncontrolling interests	746	350	350	154
Common shares and equivalents issued and outstanding	168,308	168,255	171,715	104,651
Market equity value of common and convertible shares	$11,695,779	$9,837,840	$11,879,231	$7,215,718
Non-convertible preferred stock	$0	$0	$0	$325,000
Outstanding debt	4,414,887	$4,241,758	$4,115,588	$2,111,450
Less: cash	(47,461)	(45,190)	(49,381)	($17,879)
Net debt	$4,367,426	$4,196,568	$4,066,207	$2,093,571
Total market capitalization	$16,063,205	$14,034,408	$15,945,438	$9,634,289
Debt metrics (pro-rata; trailing 12 months "TTM")				
Net Debt-to-Operating EBITDA*re*	5.5x	5.3x	5.4x	4.4x
Fixed charge coverage	4.3x	4.2x	4.1x	3.3x

Regency Centers.

Supplemental Information 1

Summary Real Estate Information September 30, 2019 (GLA in thousands) Wholly Owned and 100% of Co-investment Partnerships 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Number of properties 422 421 419 425 426 Number of retail operating properties 412 410 408 414 415 Number of same properties 400 401 401 399 403 Number of properties in redevelopment 17 15 13 11 14 Number of properties in development 7 8 8 8 8 Gross Leasable Area (GLA) - All properties 52,988 52,693 52,604 53,568 53,647 GLA including retailer-owned stores - All properties 57,076 56,781 56,692 57,710 58,238 GLA - Retail operating properties 51,952 51,498 51,370 51,605 51,857 GLA - Same properties 50,344 50,426 50,357 50,434 50,916 GLA - Properties in redevelopment(1) 3,279 2,759 2,399 1,927 2,649 GLA - Properties in development 816 975 1,014 1,014 1,176 Wholly Owned and Pro-Rata Share of Co-investment Partnerships GLA - All properties 43,046 42,761 42,672 43,365 43,523 GLA including retailer-owned stores - All properties 47,134 46,849 46,760 47,650 48,113 GLA - Retail operating properties 42,140 41,776 41,655 41,619 41,949 GLA - Same properties 40,874 40,966 40,905 40,866 41,218 Spaces ≥ 10,000 sf 25,764 25,808 25,769 25,715 25,966 Spaces < 10,000 sf 15,110 15,158 15,136 15,151 15,252 GLA - Properties in redevelopment(1) 2,742 2,176 1,826 1,353 1,682 GLA - Properties in development 668 838 870 870 1,032 % leased - All properties 94.8% 94.7% 94.6% 95.6% 95.4% % leased - Retail operating properties 95.1% 95.0% 95.0% 96.1% 95.9% % leased - Same properties (2) 95.2% 95.1% 95.1% 96.2% 96.0% Spaces ≥ 10,000 sf (2) 97.3% 97.1% 97.1% 98.6% 98.1% Spaces < 10,000 sf (2) 91.6% 91.6% 91.6% 92.1% 92.4% Average % leased - Same properties (2) 95.3% 95.4% 95.7% 95.9% 95.8% % commenced - Same properties (2)(3) 93.1% 93.2% 93.5% 94.6% 94.4% Same property NOI growth - YTD (see page 8) 2.3% 2.5% 2.5% 3.4% 3.7% Same property NOI growth without termination fees - YTD (see page 8) 2.1% 2.1% 2.9% 3.4% 3.8% Same property NOI growth without termination fees or redevelopments - YTD (see page 8) 2.0% 2.1% 2.6% 2.0% 2.1% Rent spreads - Trailing 12 months (4) (see page 20) 7.9% 8.9% 8.4% 8.3% 7.4% (1) Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise. (2) Prior periods adjusted for current same property pool. (3) Excludes leases that are signed but have not yet commenced. (4) Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed. 2

Consolidated Balance Sheets September 30, 2019 and December 31, 2018 (in thousands) 2019 2018 (unaudited) Assets Net real estate investments: Real estate assets at cost $ 11,142,239 $ 10,863,162 Less: accumulated depreciation 1,723,963 1,535,444 9,418,276 9,327,718 Investments in real estate partnerships 472,863 463,001 Net real estate investments 9,891,139 9,790,719 Properties held for sale 3 5,563 60,516 Cash and cash equivalents 4 7,461 45,190 Tenant and other receivables 161,381 172,359 Deferred leasing costs, net 7 9,729 84,983 Acquired lease intangible assets, net 264,681 387,069 Right of use assets(1) 294,051 - Other assets 398,945 403,827 Total assets $ 11,172,950 $ 10,944,663 Liabilities and Equity Liabilities: Notes payable $ 3,437,959 $ 3,006,478 Unsecured credit facilities 449,309 708,734 Total notes payable 3,887,268 3,715,212 Accounts payable and other liabilities 219,529 224,807 Acquired lease intangible liabilities, net 449,498 496,726 Lease liabilities(1) 223,581 - Tenants' security and escrow deposits 5 3,227 57,750 Total liabilities 4,833,103 4,494,495 Equity: Stockholders' Equity: Common stock, $.01 par 1,676 1,679 Additional paid in capital 7,627,198 7,652,683 Accumulated other comprehensive income (loss) (15,804) (927) Distributions in excess of net income (1,350,331) (1,255,465) Total stockholders' equity 6,262,739 6,397,970 Noncontrolling Interests: Exchangeable operating partnership units 3 6,341 10,666 Limited partners' interest 4 0,767 41,532 Total noncontrolling interests 7 7,108 52,198 Total equity 6,339,847 6,450,168 Total liabilities and equity $ 11,172,950 $ 10,944,663 (1) On January 1, 2019, Regency adopted ASC Topic 842, Leases . Refer to page i. Disclosures for additional detail on changes in financial statement presentation. These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. 3

Consolidated Statements of Operations
For the Periods Ended September 30, 2019 and 2018
(in thousands)
(unaudited)

	Three Months Ended 2019	Three Months Ended 2018	Year to Date 2019	Year to Date 2018
Revenues:				
Lease income[1]	$ 272,143	268,948	$ 815,682	808,661
Other property income[1]	2,780	2,408	6,956	6,755
Management, transaction, and other fees	7,353	6,954	21,768	20,999
Total revenues	282,276	278,310	844,406	836,415
Operating Expenses:				
Depreciation and amortization	91,856	89,183	282,639	266,812
Operating and maintenance	41,695	40,557	125,092	124,924
General and administrative	16,705	17,564	56,722	51,947
Real estate taxes	33,601	35,129	101,263	97,096
Other operating expense[1]	1,819	2,045	4,486	6,476
Total operating expenses	185,676	184,478	570,202	547,255
Other Expense (Income):				
Interest expense, net of interest income	38,253	36,618	113,178	111,477
Provision for impairment	(14)	855	12,099	29,443
Gain on sale of real estate, net of tax	(887)	(3,228)	(17,819)	(4,448)
Early extinguishment of debt	1,391	-	11,982	11,172
Net investment income	(370)	(923)	(3,690)	(1,524)
Total other expense	38,373	33,322	115,750	146,120
Income from operations before equity in income of investments in real estate partnerships	58,227	60,510	158,454	143,040
Equity in (loss) income of investments in real estate partnerships[2]	(283)	10,024	43,673	29,548
Net income	57,944	70,534	202,127	172,588
Noncontrolling Interests:				
Exchangeable operating partnership units	(157)	(147)	(456)	(358)
Limited partners' interests in consolidated partnerships	(822)	(665)	(2,532)	(2,008)
Net income attributable to noncontrolling interests	(979)	(812)	(2,988)	(2,366)
Net income attributable to common stockholders	$ 56,965	69,722	$ 199,139	170,222

(1) On January 1, 2019, Regency adopted ASC Topic 842, *Leases*. Refer to page i. Disclosures for additional detail on changes in financial statement presentation.

(2) During the third quarter of 2019, an $10.9 million impariment of real estate was recognized within the NYSCRF partnership from changes in the expected hold periods of various properties.

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Regency Centers.

Supplemental Information 4

Supplemental Details of Operations (Consolidated Only) For the Periods Ended September 30, 2019 and 2018 (in thousands Revenues: * Base rent $ 195,965 191,920 $ 582,135 572,206 * Recoveries from tenants 6 0,549 60,393 183,449 178,865 * Percentage rent 1,228 1,224 5,949 6,292 * Termination Fees 350 812 1,854 2,102 * Uncollectible lease income (2,223) - (3,667) - * Other lease income 2,549 2,514 6,874 7,177 Straight line rent on lease income 2,639 4,955 7,754 14,782 Above/below market rent amortization 1 1,086 7,130 31,334 2 7,237 Lease income 272,143 268,948 815,682 808,661 * Other property income 2,780 2,408 6,956 6,755 - Property management fees 3,648 3,588 11,076 1 1,008 Asset management fees 1,803 1,840 5,341 5,347 Leasing commissions and other fees 1,902 1,526 5,351 4,644 Management, transaction, and other fees 7,353 6,954 21,768 2 0,999 Total revenues 282,276 278,310 844,406 836,415 Operating Expenses: Depreciation and amortization (including FF&E) 91,856 89,183 282,639 266,812 * Operating and maintenance 3 7,797 36,712 112,622 112,523 * Ground rent 3,042 3,052 9,272 8,387 * Termination expense 20 - 520 1,700 Straight line rent on ground rent 449 367 1,540 1,108 Above/below market ground rent amortization 387 426 1,138 1,206 Operating and maintenance 4 1,695 40,557 125,092 124,924 Gross general & administrative 1 6,058 17,126 52,089 53,720 Stock-based compensation 4,224 4,173 12,127 1 2,309 Capitalized direct leasing compensation costs - (1,696) - (4,927) Capitalized direct development compensation costs (3,855) (3,011) (11,116) (10,701) General & administrative, net 16,427 16,592 53,100 50,401 Loss on deferred compensation plan(1) 278 972 3,622 1,546 General & administrative 1 6,705 17,564 56,722 51,947 * Real estate taxes 3 3,601 35,129 101,263 9 7,096 Other expenses 685 543 3,650 2,339 Development pursuit costs 1,134 366 836 486 * Provision for doubtful accounts - 1,136 - 3,651 Other operating expenses 1,819 2,045 4,486 6,476 Total operating expenses 185,676 184,478 570,202 547,255 Other Expense (Income): Gross interest expense 3 6,979 36,286 108,700 110,919 Derivative amortization 1,650 2,102 5,914 6,306 Debt cost amortization 1,342 1,324 3,926 3,930 Debt premium/discount amortization (405) (965) (1,405) (2,846) Capitalized interest (1,093) (1,670) (3,089) (5,820) Interest income (220) (459) (868) (1,012) Interest expense, net 3 8,253 36,618 113,178 111,477 Provision for impairment of operating properties (14) 407 12,099 28,901 Provision for impairment of land - 448 - 542 Gain on sale of operating properties (426) (3,176) (17,358) (3,533) Gain on sale of land (461) (52) (461) (915) Early extinguishment of debt 1,391 - 11,982 11,172 Net investment income(1) (370) (923) (3,690) (1,524) Total other expense 3 8,373 33,322 115,750 146,120 (1) The change in value of participant obligations within Regency's non-qualified deferred compensation plan is included in General and administrative expense. The expense is offset by unrealized gains of assets held in the plan which is included in Net investment income. These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. * Component of Net Operating Income Three Months Ended Year to Date 2018 2019 5

Assets Real estate assets at cost $ (95,289) (90,972) $ 1,372,302 1,379,264 Less: accumulated depreciation (13,750) (12,400) 412,721 415,256 Net real estate investments (81,539) (78,572) 959,581 964,008 Cash and cash equivalents (2,888) (3,063) 14,869 1 1,806 Tenant and other receivables (2,594) (3,053) 24,494 2 4,855 Deferred leasing costs, net (1,156) (1,285) 14,833 1 5,008 Acquired lease intangible assets, net (835) (1,060) 11,748 1 4,970 Right of use assets(1) (1,710) - 5,760 - Other assets (146) (559) 16,305 1 2,574 Total assets $ (90,868) (87,592) 1,047,590 1,043,221 Liabilities Notes payable $ (42,624) (43,739) $ 527,619 533,973 Accounts payable and other liabilities (4,974) (1,624) 27,307 2 9,408 Acquired lease intangible liabilities, net (309) (397) 11,918 1 2,458 Lease liabilities(1) (1,909) - 4,462 - Tenants' security and escrow deposits (285) (300) 3,421 4,381 Total liabilities $ (50,101) (46,060) $ 574,727 580,220 Note Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only) September 30, 2019 and December 31, 2018 (in thousands) 2018 2019 Noncontrolling Interests Share of JVs (1) On January 1, 2019, Regency adopted ASC Topic 842, Leases. Refer to page i. Disclosures for additional detail on changes in financial statement presentation.6

2018 2019 2018 Revenues: * Base rent $ (2,075) (1,868) $ (6,215) (5,543) $ 26,040 26,030 $ 78,063 78,011 * Recoveries from tenants (600) (602) (1,876) (1,867) 8,021 8,099 25,022 25,230 * Percentage rent (2) - (6) (3) 189 142 1,098 1,003 * Termination Fees (1) - (1) (9) 91 82 6 04 418 * Uncollectible lease income 38 - 47 - (124) - (339) - * Other lease income (37) (35) (98) (101) 336 383 9 28 1,016 Straight line rent on lease income (68) (38) (244) (144) 408 386 1,480 541 Above/below market rent amortization (27) (8) (44) (33) 195 235 7 05 745 Lease income (2,772) (2,551) (8,437) (7,700) 35,156 35,357 107,561 106,964 * Other property income (7) (1) (11) (7) 286 110 5 31 414 Asset management fees - - - - (281) (294) (840) (854) Management, transaction, and other fees - - - - (281) (294) (840) (854) Total revenues (2,779) (2,552) (8,448) (7,707) 35,161 35,173 107,252 106,524 Operating Expenses: Depreciation and amortization (including FF&E) (649) (613) (1,991) (1,841) 8,289 8 , 6 9 0- 24,544 2 6 , 6 7 3 - * Operating and maintenance (377) (365) (1,175) (1,123) 5,046 5,241 16,110 16,606 * Ground rent (28) (28) (83) (83) 100 92 3 03 279 Straight line rent on ground rent (16) (16) (47) (48) 30 - 2 77 - Above/below market ground rent amortization - (6) - (6) 10 6 24 17 Operating and maintenance (421) (415) (1,305) (1,260) 5,186 5,339 16,714 16,902 Gross general & administrative - - - - 110 27 2 99 138 General & administrative, net - - - - 110 27 2 99 138 * Real estate taxes (399) (397) (1,215) (1,149) 4,622 5,151 14,122 14,335 Other expenses (55) (7) (90) (38) 134 76 6 86 433 Development pursuit costs - - - - 23 16 28 36 * Provision for doubtful accounts - 8 - (57) - 15 - 241 Other operating expenses (55) 1 (90) (95) 157 107 7 14 710 Total operating expenses (1,524) (1,424) (4,601) (4,345) 18,364 19,314 56,393 58,758 Other Expense (Income): Gross interest expense (415) (423) (1,261) (1,248) 5,986 6,102 18,257 18,258 Debt cost amortization (18) (40) (54) (106) 166 134 5 17 381 Debt premium/discount amortization - - - - 10 34 24 119 Interest expense, net (433) (463) (1,315) (1,354) 6,162 6,270 18,798 18,758 Provision for impairment of operating properties (1) - - - - 10,900 - 10,900 - (Gain) loss on sale of operating properties - - - - 18 (434) (22,513) (425) (Gain) loss on sale of land - - - - - (1) 1 (115) Total other expense (433) (463) (1,315) (1,354) 17,080 5,835 7,186 18,218 Note Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. Three Months Ended Year to Date Three Months Ended Year to Date * Component of Net Operating Income (1) During the third quarter of 2019, an $10.9 million impariment of real estate was recognized within the NYSCRF partnership from changes in the expected hold periods of various properties. Supplemental Details of Operations (Real Estate Partnerships Only) For the Periods Ended September 30, 2019 and 2018 (in thousands) 7

Same Property NOI Detail: Real Estate Revenues: Base rent $ 211,271 207,850 $ 632,520 619,232 Recoveries from tenants 65,014 65,700 199,823 195,830 Percentage rent 1 ,392 1 ,362 6 ,843 7 ,104 Termination fees 406 865 2 ,390 2 ,483 Uncollectible lease income(1) (2,089) - (3,369) - Other lease income(1) 2 ,768 2 ,792 7 ,457 7 ,721 Other property income(1) 2 ,510 1 ,927 5 ,870 5 ,543 Total real estate revenues 281,272 280,496 851,534 837,913 Real Estate Operating Expenses: Operating and maintenance 40,540 39,859 123,330 121,646 Termination expense 20 - 520 1 ,700 Real estate taxes 35,423 37,590 108,690 105,511 Ground rent 2 ,149 2 ,384 6 ,754 7 ,097 Provision for doubtful accounts(1) - 1 ,236 - 3 ,578 Total real estate operating expenses 78,132 81,069 239,294 239,532 Same Property NOI $ 203,140 199,427 $ 612,240 598,381 % change 1.9% 2.3% Same Property NOI without Termination Fees $ 202,754 198,562 $ 610,370 597,598 % change 2.1% 2.1% Same Property NOI without Termination Fees or Redevelopments $ 191,436 187,725 $ 576,182 564,870 % change 2.0% 2.0% Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI: Net income attributable to common stockholders $ 56,965 69,722 $ 199,139 170,222 Less: Management, transaction, and other fees (7,353) (6,954) (21,768) (20,999) Income tax benefit - - - - Other (2) (14,769) (13,016) (42,097) (44,823) Plus: Depreciation and amortization 91,856 89,183 282,639 266,812 General and administrative 16,705 17,564 56,722 51,947 Other operating expense, excluding provision for doubtful accounts 1 ,819 909 4 ,486 2 ,825 Other expense (income) 38,373 33,322 115,750 146,120 Equity in income of investments in real estate excluded from NOI (3) 25,354 14,323 31,699 45,083 Net income attributable to noncontrolling interests 979 812 2 ,988 2 ,366 Preferred stock dividends and issuance costs - - - - NOI 209,929 205,865 629,558 619,553 Less non-same property NOI (4) (6,789) (6,438) (17,318) (21,172) Same Property NOI $ 203,140 199,427 $ 612,240 598,381 (1) On January 1, 2019, Regency adopted ASC Topic 842, Leases . Refer to page i. Disclosures for additional detail on changes in financial statement presentation. (2) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests. (3) Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments. (4) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. Three Months Ended Year to Date 2018 2019 Supplemental Details of Same Property NOI (Pro-Rata) For the Periods Ended September 30, 2019 and 2018 (in thousands) 8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures Wholly Owned and Regency's Pro-rata Share of Co-investment Partnerships For the Periods Ended September 30, 2019 and 2018 (in thousands, except per share data) Three Months Ended Year to Date 2018 2019 Reconciliation of Net Income to NAREIT FFO: Net Income Attributable to Common Stockholders $ 56,965 6 9,722 $ 199,139 170,222 Adjustments to reconcile to NAREIT Funds From Operations(1): Depreciation and amortization (excluding FF&E) 9 8,951 9 6,795 303,617 290,182 Gain on sale of operating properties (408) (3,610) (39,871) (3,958) Provision for impairment to operating properties 1 0,886 407 2 2,999 2 8,901 Gain (loss) on sale of land(2) (461) - (460) - Exchangeable operating partnership units 157 147 456 358 NAREIT Funds From Operations $ 166,090 163,461 $ 485,880 485,705 NAREIT FFO per share (diluted) $ 0.99 0.96 $ 2.89 2.85 Weighted average shares (diluted) 168,350 170,188 168,203 170,516 Reconciliation of NAREIT FFO to Core Operating Earnings: NAREIT Funds From Operations $ 166,090 163,461 $ 485,880 485,705 Adjustments to reconcile to Core Operating Earnings(1): Non Comparable Items Gain on sale of land(2) - (53) - (1,030) Provision for impairment to land (2) - 448 - 542 Early extinguishment of debt 1,391 - 1 1,982 1 1,172 Interest on bonds for period from notice to redemption - - 367 600 Certain Non Cash Items Straight line rent, net (2,465) (4,811) (7,140) (13,641) Above/below market rent amortization, net (10,858) (6,931) (30,833) (26,732) Debt premium/discount amortization (395) (931) (1,381) (2,727) Core Operating Earnings $ 153,763 151,183 $ 458,875 453,889 Core Operating Earnings per share (diluted) $ 0.91 0.89 $ 2.73 2.66 Weighted average shares (diluted) 168,350 170,188 168,203 170,516 Additional Disclosures: Other Non Cash Expense(1) Derivative amortization $ 1 ,650 2,102 $ 5 ,914 6,306 Debt cost amortization 1,490 1,418 4,389 4,205 Stock-based compensation 4,224 4,173 1 2,127 1 2,309 Other Non Cash Expense $ 7 ,364 7,693 $ 22,430 22,820 Maintenance and Leasing Capital Expenditures(3) Tenant allowance and landlord work $ 9 ,107 1 5,391 $ 32,715 3 9,595 Building improvements 8,221 9,172 15,259 1 7,772 Leasing commissions(4) 3,355 4,193 7,167 1 1,176 Capital Expenditures $ 20,683 28,756 $ 55,141 68,543 (1) Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found of page 7. (2) Effective January 1, 2019, Regency prospectively adopted the NAREIT FFO White Paper – 2018 Restatement, and elected the option of excluding gains on sales and impairments of land, which are considered incidental to the Company’s main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land. (3) Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships. (4) On January 1, 2019, Regency adopted ASC Topic 842, Leases, under which non-contingent internal leasing costs can no longer be capitalized. 9

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued)

For the Periods Ended September 30, 2019 and 2018

(in thousands)

	Three Months Ended 2019	Three Months Ended 2018	Year to Date 2019	Year to Date 2018
Reconciliation of Net Income to NAREIT EBITDA*re*:				
Net Income	$ 57,944	70,534	$ 202,127	172,588
Adjustments to reconcile to NAREIT EBITDA*re* (1):				
Interest expense	44,635	43,347	132,844	131,247
Income tax expense	154	-	364	-
Depreciation and amortization	100,145	97,873	307,183	293,485
Gain on sale of operating properties	(408)	(3,610)	(39,871)	(3,958)
Provision from impairment to operating properties	10,886	407	22,999	28,901
Gain (loss) on sale of land (2)	(461)	-	(460)	-
NAREIT EBITDA*re*	$ 212,895	208,551	$ 625,186	622,263
Reconciliation of NAREIT EBITDA*re* to Operating EBITDA*re*:				
NAREIT EBITDA*re*	$ 212,895	208,551	$ 625,186	622,263
Adjustments to reconcile to Operating EBITDA*re* (1):				
Gain on sale of land (2)	-	(53)	-	(1,030)
Provision for impairment to land	-	448	-	542
Early extinguishment of debt	1,391	-	11,982	11,172
Straight line rent, net	(2,517)	(4,833)	(7,336)	(13,737)
Above/below market rent amortization, net	(10,884)	(6,933)	(30,877)	(26,759)
Operating EBITDA*re*	$ 200,885	197,180	$ 598,955	592,451

(1) Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

(2) Effective January 1, 2019, Regency prospectively adopted the NAREIT FFO White Paper – 2018 Restatement, and elected the option of excluding gains on the sales and impairments of land, which are considered incidental to the Company's main business. Prior period amounts were not restated to conform to the current year presentation of NAREIT FFO, and therefore include gains on sales and impairments of land.

Regency Centers.

Supplemental Information 10

Summary of Consolidated Debt September 30, 2019 and December 31, 2018 (in thousands) Total Debt Outstanding: 9/30/2019 12/31/18 Notes Payable: Fixed rate mortgage loans $ 458,251 $ 493,263 Variable-rate mortgage loans 35,632 37,893 Fixed rate unsecured public debt 2,754,013 2,286,357 Fixed rate unsecured private debt 190,063 188,965 Unsecured credit facilities: Revolving line of credit 185,000 145,000 Term Loans 264,309 563,734 Total $ 3,887,268 $ 3,715,212 Schedule of Maturities by Year: Scheduled Principal Payments Mortgage Loan Maturities Unsecured Maturities (1) Total Weighted Average Contractual Interest Rate on Maturities 2019 $ 2 ,530 - - 2,530 - 2020 1 1,285 39,074 - 50,359 3.95% 2021 1 1,598 74,751 - 86,349 4.51% 2022 1 1,797 5 ,848 750,000 767,645 2.97% 2023 1 0,077 59,374 - 69,451 3.35% 2024 5 ,301 90,742 2 50,000 346,043 3.70% 2025 4 ,207 24,000 2 50,000 278,207 3.78% 2026 4 ,420 88,000 2 00,000 292,420 3.83% 2027 4 ,312 32,915 5 25,000 562,227 3.63% 2028 3 ,350 170 300,000 3 03,520 4.13% >10 years 5 ,423 219 1,150,000 1 ,155,642 3.85% Unamortized debt premium/(discount), net of issuance costs - 4,490 (31,615) (27,125) $ 74,300 4 19,583 3 ,393,385 3,887,268 3.59% Percentage of Total Debt: 9/30/2019 12/31/18 Fixed 94.3% 95.1% Variable 5.7% 4.9% Current Weighted Average Contractual Interest Rates:(2) Fixed 3.75% 3.80% Variable 3.12% 3.40% Combined 3.59% 3.90% Current Weighted Average Effective Interest Rate:(3) Combined 3.79% 4.10% Average Years to Maturity: Fixed 10.5 8.2 Variable 2.4 3.1 (1) Includes unsecured public and private placement debt, unsecured term loan, and unsecured revolving line of credit. (3) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees. (2) Interest rates are calculated as of the quarter end. 11

Summary of Consolidated Debt September 30, 2019 and December 31, 2018 (in thousands) Lender Collateral Contractual Rate Effective Rate (1) Maturity 9/30/2019 12/31/18 Secured Debt - Fixed Rate Mortgage Loans Nationwide Bank Kent Place 3.30% 04/01/20 $ 8,250 $ 8,250 CUNA Mutal Insurance Society Ocala Corners 6.45% 04/01/20 3,957 4 ,148 New York Life Insurance Company Scripps Ranch Marketplace 3.80% 11/10/20 27,000 27,000 Wells Fargo University Commons 5.50% 01/10/21 35,977 36,425 Jefferson Pilot BridgeMill 7.94% 05/05/21 4,718 5 ,109 John Hancock Life Insurance Company Kirkwood Commons 7.68% 10/01/22 8,228 8 ,742 Wells Fargo Hewlett I 4.41% 01/06/23 9,441 9 ,559 TD Bank Black Rock Shopping Center 2.80% 04/01/23 19,855 20,000 State Farm Life Insurance Company Tech Ridge Center 5.83% 06/01/23 4,845 5 ,694 American United Life Insurance Company Westport Plaza 7.49% 08/01/23 2,453 2 ,651 TD Bank Brickwalk Shopping Center 3.19% 11/01/23 33,000 33,000 Genworth Life Insurance Company Aventura, Oakbrook & Treasure Coast 6.50% 02/28/24 12,679 14,455 Prudential Insurance Company of America 4S Commons Town Center 3.50% 06/05/24 85,000 85,000 Ellis Partners Pruneyard 4.00% 06/30/24 2,200 - Great-West Life & Annuity Insurance Co Erwin Square 3.78% 09/01/24 10,000 10,000 PNC Bank Circle Marina Center 2.54% 03/17/25 24,000 - Metropolitan Life Insurance Company Westbury Plaza 3.76% 02/01/26 88,000 88,000 PNC Bank Fellsway Plaza 4.07% 06/02/27 3 7,309 3 7,500 New York Life Insurance Oak Shade Town Center 6.05% 05/10/28 7,112 7 ,570 New York Life Insurance Von's Circle Center 5.20% 10/10/28 7,240 7 ,699 Connecticut General Life Insurance Company Copps Hill Plaza 6.06% 01/01/29 12,559 13,293 City of Rollingwood Shops at Mira Vista 8.00% 03/01/32 2 17 2 25 Reliastar Life Insurance Company Circle Center West 5.01% 10/01/36 9,603 9 ,864 Allianz Life Insurance Company Willow Festival 7.25% 01/10/20 - 39,505 Peoples United Bank The Village Center 6.25% 06/01/19 - 13,434 Unamortized premiums on assumed debt of acquired properties, net of issuance costs 4 ,608 6 ,140 Total Fixed Rate Mortgage Loans 4.14% 3.83% $ 4 58,251 $ 4 93,263 Unsecured Debt Debt Offering (10/22/12) Fixed-rate unsecured 3.75% 11/15/22 $ 3 00,000 $ 300,000 Debt Offering (5/16/14) Fixed-rate unsecured 3.75% 06/15/24 250,000 250,000 Debt Offering (8/17/15) Fixed-rate unsecured 3.90% 11/01/25 250,000 250,000 Debt Placement (5/11/2016) Fixed-rate unsecured 3.81% 05/11/26 100,000 100,000 Debt Placement (8/11/2016) Fixed-rate unsecured 3.91% 08/11/26 100,000 100,000 Debt Offering (1/17/17) Fixed-rate unsecured 3.60% 02/01/27 525,000 525,000 Debt Offering (3/9/18) Fixed-rate unsecured 4.13% 03/15/28 300,000 300,000 Debt Offering (8/13/19) Fixed-rate unsecured 2.95% 09/15/29 425,000 - Debt Offering (1/17/17) Fixed-rate unsecured 4.40% 02/01/47 425,000 425,000 Debt Offering (3/6/19) Fixed-rate unsecured 4.65% 03/15/49 300,000 - Term Loan Fixed-rate unsecured 2.00% (2) 01/05/22 2 65,000 2 65,000 Revolving Line of Credit Variable-rate unsecured LIBOR + 0.875% (3) 03/23/22 1 85,000 1 45,000 Debt Offering (10/7/10) Fixed-rate unsecured 4.80% 04/15/21 - 250,000 Term Loan Fixed-rate unsecured 2.77% 12/02/20 - 300,000 Unamortized debt discount and issuance costs (31,615) (25,944) Total Unsecured Debt, Net of Discounts 3.70% 3.99% $ 3 ,393,385 $ 3 ,184,056 Variable Rate Mortgage Loans PNC Bank Market at Springwoods Village LIBOR + 1.50% 03/28/21 $ 8,000 $ 1 0,309 TD Bank, N.A. Concord Shopping Plaza LIBOR + 0.95% 12/21/21 27,750 2 7,750 Unamortized debt discount and issuance costs (118) (166) Total Variable Rate Mortgage Loans 3.16% 3.34% $ 3 5,632 $ 3 7,893 Total 3.59% 3.79% $ 3 ,887,268 $ 3 ,715,212 (1) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees. (3) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 bilion line of credit. Maturity is subject to two additional six-month periods at the Company’s option. (2) The interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265 million balance at 2.00% through maturity. 12

Summary of Unsecured Debt Covenants and Leverage Ratios

September 30, 2019
(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	10/25/12	11/15/22	3.750%	$ 300,000
	05/16/14	06/15/24	3.750%	$ 250,000
	08/17/15	11/01/25	3.900%	$ 250,000
	01/17/17	02/01/27	3.600%	$ 525,000
	03/09/18	03/15/28	4.125%	$ 300,000
	08/20/19	09/15/29	2.950%	$ 425,000
	01/17/17	02/01/47	4.400%	$ 425,000
	03/06/19	03/15/49	4.650%	$ 300,000

Unsecured Public Debt Covenants:	Required	6/30/19	3/31/19	12/31/18	9/30/18
Fair Market Value Calculation Method Covenants[1][2]					
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	28%	28%	28%	28%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	4%	4%	4%	4%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.5x	5.4x	5.1x	5.1x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	372%	371%	372%	372%

Ratios:	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18
Consolidated Only					
Net debt to total market capitalization	24.7%	24.5%	24.3%	27.2%	25.1%
Net debt to real estate assets, before depreciation	33.0%	32.1%	32.1%	32.2%	32.2%
Net debt to total assets, before depreciation	29.9%	29.0%	28.9%	29.5%	29.4%
Net debt to Operating EBITDAre - TTM	5.0x	4.8x	4.7x	4.8x	4.8x
Fixed charge coverage	5.0x	5.0x	4.9x	4.9x	4.8x
Interest coverage	5.4x	5.4x	5.3x	5.2x	5.2x
Unsecured assets to total real estate assets	88.7%	88.9%	87.7%	87.8%	87.8%
Unsecured NOI to total NOI - TTM	90.0%	90.0%	89.1%	89.3%	89.4%
Unencumbered assets to unsecured debt	291%	301%	298%	300%	301%
Total Pro-Rata Share					
Net debt to total market capitalization	27.2%	27.1%	26.9%	29.9%	27.7%
Net debt to real estate assets, before depreciation	34.8%	34.0%	34.0%	34.2%	34.1%
Net debt to total assets, before depreciation	31.6%	30.8%	30.7%	31.3%	31.1%
Net debt to Operating EBITDAre - TTM	5.5x	5.3x	5.3x	5.3x	5.4x
Fixed charge coverage	4.3x	4.3x	4.2x	4.2x	4.1x
Interest coverage	4.7x	4.7x	4.6x	4.6x	4.6x

(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(2) Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.

Regency Centers.

Supplemental Information 13

Summary of Unconsolidated Debt
September 30, 2019 and December 31, 2018
(in thousands)

Total Debt Outstanding:	9/30/19	12/31/18
Mortgage loans payable:		
Fixed rate secured loans	$ 1,446,143	$ 1,487,530
Variable rate secured loans	115,646	102,482
Unsecured credit facilities variable rate	19,635	19,635
Total	$ 1,581,424	$ 1,609,647

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Contractual Interest Rate on Maturities
2019	$ 4,782	-	-	4,782	1,806	-
2020	17,043	338,608	-	355,651	115,953	5.30%
2021	11,048	269,942	19,635	300,625	104,375	4.49%
2022	7,811	170,702	-	178,513	68,417	4.39%
2023	2,989	171,608	-	174,597	65,096	4.77%
2024	1,513	33,690	-	35,203	14,160	3.91%
2025	1,339	162,000	-	163,339	49,380	3.62%
2026	1,145	79,286	-	80,431	32,114	3.83%
2027	1,078	115,000	-	116,078	23,378	3.80%
2028	929	62,450	-	63,379	22,088	4.26%
>10 Years	2,064	115,497	-	117,561	33,512	4.23%
Unamortized debt premium/(discount) and issuance costs [2]	-	(8,735)	-	(8,735)	(2,660)	
	$ 51,741	1,510,048	19,635	1,581,424	527,619	4.47%

Percentage of Total Debt:	9/30/19	12/31/18
Fixed	91.45%	92.41%
Variable	8.55%	7.59%
Current Weighted Average Contractual Interest Rates:[1]		
Fixed	4.49%	4.62%
Variable	4.28%	4.64%
Combined	4.47%	4.62%
Current Weighted Average Effective Interest Rates:[2]		
Combined	4.64%	4.83%
Average Years to Maturity:		
Fixed	4.3	4.7
Variable	0.8	1.6

(1) Interest rates are calculated as of the quarter end.
(2) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Regency Centers.

Supplemental Information 14

Unconsolidated Investments September 30, 2019 (in thousands)  Investment Partner and Number of Total Total Total Ownership Share Investment Equity Portfolio Summary Abbreviation Properties GLA Assets Debt Interest of Debt 9/30/2019 Pick-up State of Oregon (JV-C, JV-C2) 20 2,219 $ 5 26,814 $ 245,719 20.00% $ 49,144 $ 48,528 $ 2 ,477 (JV-CCV) 1 558 9 7,255 59,866 30.00% 17,960 10,766 7 66 21 2,777 6 24,069 305,585 GRI (JV-GRI) 69 8,921 1 ,640,661 9 15,802 40.00% 366,321 193,409 2 8,964 CalSTRS (JV-RC) 6 611 1 09,157 - 25.00% - 26,398 3 ,329 NYSCRF (1) (JV-NYC) 6 1 ,152 2 63,821 131,849 30.00% 39,555 42,096 (10,159) USAA (2) (JV-USA) 7 683 8 8,240 103,990 20.01% 20,806 (3,843) 7 49 Publix (JV-O) 2 211 2 6,818 - 50.00% - 13,001 1 ,133 Individual Investors (JV-O) 6 869 4 36,084 124,198 18.38% - 50.00% 33,833 138,665 1 6,414 117 15,224 $ 3,188,850 $ 1,581,424 $ 5 27,619 $ 4 69,020 $ 43,673 Regency (1) During the third quarter of 2019, a $10.9 million impairment of real estate was recognized within the NYSCRF partnership from changes in the expected hold periods of various properties. (2) The USAA partnership has distributed proceeds from debt refinancing and real estate sales in excess of Regency's carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets.15

Property Transactions
September 30, 2019
(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)[1]
Feb-19	Melrose Market		Seattle, WA	21	$15,500		-
Jun-19	6401 Roosevelt		Seattle, WA	8	$3,550		(Whole Foods)
Jul-19	The Pruneyard		Campbell, CA	258	$212,500		Trader Joe's, Marshalls, The Sports Basement
Sep-19	Circle Marina Center		Long Beach, CA	118	$50,000		Staples, Big 5 Sporting Goods
	Total			**405**	**$281,550**	**4.5%**	

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Sales Price	Weighted Average Cap Rate	Anchor(s)[1]
Jan-19	Ashburn Farm Market Center		Ashburn, VA	92	$30,850		Giant Food
Jan-19	Gayton Crossing	GRI (40%)	Richmond, VA	158	$11,600		Gold's Gym, (Kroger)
Jan-19	Ambassador Row		Lafayette, LA	195	$20,150		Big Lots, Jo-Ann Fabrics, Planet Fitness
Jan-19	Ambassador Row Courtyards		Lafayette, LA	150	$9,950		Bed Bath and Beyond, Tuesday Morning
Feb-19	King Farm Village Center	CalSTRS (25%)	Rockville, MD	118	$10,000		Safeway
Mar-19	Phillips Place	Other (50%)	Charlotte, NC	133	$36,500		Regal Cinemas
Mar-19	Siegen Village		Baton Rouge, LA	170	$17,450		Big Lots, Office Depot, Planet Fitness, Dollar Tree, Party City
Aug-19	Bluebonnet Village		Baton Rouge, LA	102	$14,250		Rouses Market, Office Depot
	Total			**1,118**	**$150,750**	**7.6%**	

(1) Retailers in parenthesis are shadow anchors and not a part of the owned property.

Regency Centers.

Supplemental Information 16

Summary of Development and Redevelopment

September 30, 2019
(in thousands)

In Process Ground Up Developments

Shopping Center Name	Market	Grocer/Anchor Tenant	GLA	% Leased	% Leased & Committed	Project Start	Estimated Initial Rent Commencement [a]	Estimated Stabilization Year [b]	REG's Estimated Net Project Costs	% of Costs Incurred	Stabilized Yield
Culver Public Market	Los Angeles, CA	Urbanspace	27	49%	49%	Q2-2019	1H-2021	2022	$27,313	15%	6.0%
Carytown Exchange [1]	Richmond, VA	Publix	107	46%	46%	Q4-2018	1H-2021	2023	26,082	10%	7.3%
The Village at Hunter's Lake	Tampa, FL	Sprouts	72	95%	95%	Q4-2018	1H-2020	2022	22,056	40%	8.0%
Ballard Blocks II [2]	Seattle, WA	PCC Community Markets & West Marine	114	84%	95%	Q1-2018	2H-2019	2021	33,054	67%	6.3%
Melody Farm	Chicago, IL	Whole Foods, Nordstrom Rack & REI	259	93%	96%	Q2-2017	2H-2018	2021	104,163	91%	6.8%
Pinecrest Place	Miami, FL	Whole Foods (Target)	70	92%	92%	Q1-2017	1H-2018	2021	16,367	93%	8.2%
The Village at Riverstone	Houston, TX	Kroger	167	93%	96%	Q4-2016	2H-2018	2021	30,495	94%	8.0%
Subtotal Ground Up Developments			**816**	**84%**	**87%**				**$259,530**	**71%**	**7.0%**

In Process Redevelopments

Shopping Center Name	Market	Grocer/Anchor Tenant	GLA	% Leased	% Leased & Committed	Project Start	Estimated Initial Rent Commencement [a]	Estimated Stabilization Year [b]	REG's Estimated Incremental Project Costs	% of Costs Incurred	Incremental Stabilized Yield
Sheridan Plaza	Hollywood, FL	Publix, Burlington	506	93%	93%	Q2-2019	2H-2020	2022	$14,302	1%	8.1%
The Abbot	Boston, MA	Retail/Office users	65	0%	12%	Q2-2019	2H-2021	2022	52,342	12%	9.3%
Tech Ridge	Austin, TX	HEB & Pinstack	214	89%	89%	Q1-2019	1H-2020	2021	7,739	24%	5.9%
Market Common Clarendon	Metro, DC	luxury fitness user	422	71%	71%	Q4-2018	1H-2021	2023	54,422	22%	8.9%
Point 50	Metro, DC	Whole Foods	48	66%	71%	Q4-2018	2H-2020	2022	17,585	17%	8.0%
Pablo Plaza Ph II	Jacksonville, FL	Whole Foods	161	98%	98%	Q4-2018	1H-2021	2022	14,623	49%	6.2%
Bloomingdale Square	Tampa, FL	Publix, LA Fitness	254	94%	94%	Q3-2018	2H-2019	2022	19,904	52%	9.1%
Various Properties (where estimated incremental costs are less than $10 Million)*	Various	Various	1,608	95%	95%				29,896	26%	8.9%
Subtotal Redevelopments			**3,279**	**89%**	**90%**				**$210,814**	**23%**	**8.6%**
Total In Process Developments and Redevelopments			**4,094**	**88%**	**89%**				**$470,344**	**49%**	**7.7%**

Development Completions

Shopping Center Name	Market	Grocer/Anchor Tenant	GLA	% Leased	% Leased & Committed	Project Start	Estimated Initial Rent Commencement [a]	Estimated Stabilization Year [b]	REG's Estimated Net Project Costs	% of Costs Incurred	Stabilized Yield
Indigo Square	Charleston, SC	Publix Greenwise Market	51	95%	95%	Q4-2017	1H-2019	2021	$17,111	96%	8.2%
Midtown East [3]	Raleigh, NC	Wegmans	159	97%	97%	Q4-2017	2H-2019	2021	23,115	94%	7.7%
Subtotal Development Completions			**210**	**96%**	**97%**				**$40,226**	**95%**	**7.9%**

Redevelopment Completions

Shopping Center Name	Market	Grocer/Anchor Tenant	GLA	% Leased	% Leased & Committed	Project Start	Estimated Initial Rent Commencement [a]	Estimated Stabilization Year [b]	REG's Estimated Incremental Project Costs	% of Costs Incurred	Incremental Stabilized Yield
Various Properties (where estimated incremental costs are less than $10 Million)*	Various	Various	379	97%	97%				$7,096	92%	6.7%
Subtotal Redevelopment Completions			**379**	**97%**	**97%**				**$7,096**	**92%**	**6.7%**
Total Development and Redevelopment Completions			**589**	**97%**	**97%**				**$47,322**	**94%**	**7.7%**

* In-Process Redevelopments include densification redevelopment, transformative projects and projects where square footage is added. Projects are included in same property NOI unless otherwise noted.

**Regency's Estimated Net GAAP Project Costs, after additional interest and overhead capitalization, are $278,949 for Developments In Process with an estimated stabilized yield of 6.4% and $223,088 for Redevelopments In Process with an estimated incremental stabilized yield of 8.1%. Percent of costs incurred is 71% for Developments and 23% for Redevelopments In Process.

(1) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 65% controlling interest.
(2) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 49.9% noncontrolling interest.
(3) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 50% noncontrolling interest.
(4) Retailers in parenthesis are shadow anchors and not a part of the owned property.

Note: NOI from Properties in Development and NOI adjustment for Development Completions not yet stabilized have been relocated to Components of NAV on page 30.
(a) Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(b) Estimated Stabilization Year represents the estimated first full calendar year that the project will reach the stated stabilized yield.

Regency Centers.

Supplemental Information 17

Summary of Development and Redevelopment September 30, 2019 (in thousands) In Process Ground Up Developments Shopping Center Name Market Grocer/Anchor Tenant GLA Description Culver Public Market Los Angeles, CA Urbanspace 27 Located in West LA's high barrier-to-entry trade area, dynamic city retail to be anchored by a market hall operator with additional inline retail shops. Carytown Exchange Richmond, VA Publix 107 Located in Richmond's most desirable retail corridor, Carytown is anchored by Publix and complemented by street retail and and desireable structured parking. The Village at Hunter's Lake Tampa, FL Sprouts 72 Located in the growing submarket of New Tampa, Hunter's Lake is a horizontal mixed-use project featuring a Sprouts anchored retail center, a County owned community center, and 250 multifamily units (N.A.P.). Ballard Blocks II Seattle, WA PCC Community Markets & West Marine 114 Located in the vibrant water-front neighborhood of Ballard, Ballard II is a mixed-use project (75% retail / 25% office) anchored by PCC Community Markets, West Marine and Kaiser Permanente. Mellody Farm Chicago, IL Whole Foods, Nordstrom Rack & REI 259 Located in an affluent northern suburb of Chicago, Mellody is the dominant community center anchored by a best-in-class grocer and junior anchors within a walkable, experiential environment contiguous to 260 new luxury apartments (NAP) Pinecrest Place Miami, FL Whole Foods (Target) 70 Located in one of the best submarkets of Miami and widely regarded as one of the most desirable residential communities in Miami-Dade County, Pinecrest is anchored by Whole Foods, Target (NAP), and additional shops and restaurants. The Village at Riverstone Houston, TX Kroger 167 Located in one of Houston's fastest growing master planned communities, Riverstone is anchored by Kroger and a mix of retail, restaurants and service. Subtotal Ground Up Developments 816 In Process Redevelopments Shopping Center Name Market Grocer/Anchor Tenant GLA Description Sheridan Plaza Hollywood, FL Publix, Burlington 506 Repositioning with addition of Burlington, façade renovations and other placemaking enhancement. The Abbot Boston, MA Retail/Office users 65 Generational redevelopment and densification of 3 historic buildings in the heart of Harvard Square into mixed-use project with retail and office. Entire $1.1M of Property NOI came offline in early 2019. Tech Ridge Austin, TX HEB & Pinstack 214 Demolish vacant 21K SF retail building and construct 49K SF retail building for Pinstack, a premier entertainment venue. Market Common Clarendon Metro, DC luxury fitness user 422 Redevelopment of vacant 1960's era office building into a 130K SF modern, mixed-use building anchored by a luxury fitness club user; two story of creative office, and ground floor retail to compliment the dominant community shopping center in Arlington, VA. Point 50 Metro, DC Whole Foods 48 Demolish deteriorated center and develop new 30K SF Whole Foods, and 18K SF of shop space. Property did not generate NOI in 2018 or 2019. Pablo Plaza Ph II Jacksonville, FL Whole Foods 161 Redevelop former Office Depot box for Whole Foods; relocate Office Depot (completed in 2019); acquire and release restaurant pad; acquire convenience store parcel to renovate/release; façade renovations and site enhancements to center. Bloomingdale Square Tampa, FL Publix, LA Fitness 254 Reconfiguration of the former Walmart box for the relocation and expansion of Publix and HOME centric; backfilling the former Publix box with LA Fitness; construction of an additional 14K SF retail shop building; facade renovations and enhancements to remaining center. Various Properties Various Various 1,608 Various properties where estimated incremental costs are less than $10 Million Subtotal Redevelopments 3,279 Total In Process Developments and Redevelopments 4,094 18

Summary of Select Operating Properties with Near Term Redevelopment

September 30, 2019
(in thousands)

Select Operating Properties with Near Term Redevelopment*

Shopping Center Name	Market	GLA	% Leased	Estimated Project Start	REG's Estimated Incremental Project Costs	Current Description
Hancock	Austin, TX	410	54%	2020/2021	$55,000 - $65,000	Transformative adaptive reuse of former Sears building (REG received Sears rent through 2/19) into non-retail use, in addition to potential expansion of HEB and backfill of former Sears auto center. Project shall accommodate strong demand for retail and non-retail in this desirable infill market; Project Stabilization approximately 3 years after start.
Gateway Plaza at Aventura	Miami, FL	30	0%	2020	$10,000 - $15,000	Located on Biscayne Boulevard in a vibrant sub-market of Miami, project will redevelop existing building (prior Babies R Us) with potential to bring a specialty grocer to the center and densify with additional retail GLA; Stabilization estimated 24 - 36 months after project start
Westwood Shopping Center	Bethesda, MD	102	99%	2020	$110,000 - $125,000	Converting dated Giant anchored shopping center into a vibrant vertical mixed-use project consisting of retail, anchored by Giant, 200 units of multi-family, 100 units of assisted living units, and 80 for-sale townhomes. Estimated incremental project costs include Regency's non-retail co-investment. Phase I (retail) expected to open in 2022 and Phase II (retail + multi-family) units expected to open in 2025. Approximately $1M of the current NOI will come offline in 2020. Project Stabilization estimated at 2025/2026.
Serramonte Center	San Francisco, CA	1,064	98%	2019	$120,000 - $140,000	Addition of new retail that will augment the evolving merchandising mix, complemented by development of new hotel by a best-in-class developer on a ground lease, at this A mall. Approximately $2M of the Property NOI will come offline in 2020. Redevelopment will consist of 3 separate projects phased over approximately 4 years: 1) Addition of New theater plus relocation of Crunch Fitness to a new OP building; 2019 Start; TPC of approximately $50M - $60M; estimated Stabilization in 2023 2) Renovation and modernization of the interior common area of the mall; 2019 Start; TPC of approximately $35M - $40M; estimated Stabilization in 2020 3) Redevelopment of the JCPenney box for a potential specialty grocer and small shops (JCP is paying rent through 5/2020); 2021 Start; TPC of approximately $35M - $40M; estimated Stabilization in 2023
Town and Country Center	Los Angeles, CA	230	38%	2021	$20,000 - $30,000	Redevelopment of vacant former K-Mart box with new retail below 325 mid-rise apartments on a ground lease. Property is currently in the Non-Same Property pool and will be moved to the Same Property pool after Project Stabilization (estimated at 5 years after start).
Costa Verde	San Diego, CA	179	85%	2021	$175,000 - $200,000	Large-scale redevelopment of existing Shopping Center with new retail, office, hotel (on a ground lease) and structured parking, adjacent to new transit station. Office component will be in a partnership with a best in class office REIT. Approximately $1M of NOI will come offline in 2020, an additional $3M of NOI will come offline by early 2021, with approximately $1M of NOI remaining online in 2021 and 2022. Initial occupancy for project expected in 2023, and Project Stabilization will be approximately 4 years after start.
Estimated Incremental Stabilized Yield					**+/- 7.0%**	

*Selection reflects material under earning operating properties with near term redevelopment that is within approximately 24 months. Selection does not incorporate all pipeline opportunities.
Note: Scope, economics and timing of development and redevelopment program and projects could change materially from estimates provided.

Regency Centers.

Supplemental Information 19

Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships September 30, 2019 (Retail Operating Properties Only) Leasing Statistics - Comparable Total Leasing Transactions GLA (in 000s) New Base Rent/Sq. Ft Rent Spread % Weighted Avg. Lease Term Tenant Allowance and Landlord Work /Sq. Ft. 3rd Quarter 2019 403 1,684 $ 2 3.53 6.6% 5.3 $ 5 .62 2nd Quarter 2019 371 1,891 1 9.44 7.0% 5.3 3 .95 1st Quarter 2019 240 1,075 2 2.05 8.8% 5.3 4 .01 4th Quarter 2018 379 1,968 2 3.36 9.3% 6.2 4 .87 Total - 12 months 1,393 6,618 $ 2 2.03 7.9% 5.5 $ 4 .65 New Leases Leasing Transactions GLA (in 000s) New Base Rent/Sq. Ft Rent Spread % Weighted Avg. Lease Term Tenant Allowance and Landlord Work /Sq. Ft. 3rd Quarter 2019 97 260 $ 3 0.52 10.0% 8.0 $ 3 2.37 2nd Quarter 2019 92 227 2 6.93 6.9% 6.8 2 4.12 1st Quarter 2019 53 163 2 8.41 13.2% 8.1 2 5.57 4th Quarter 2018 86 399 2 1.89 22.5% 9.8 2 4.45 Total - 12 months 328 1,049 $ 2 6.51 12.8% 8.3 $ 2 6.74 Renewals Leasing Transactions GLA (in 000s) New Base Rent/Sq. Ft Rent Spread % Weighted Avg. Lease Term Tenant Allowance and Landlord Work /Sq. Ft. 3rd Quarter 2019 306 1,424 $ 2 2.14 5.7% 4.7 $ 0 .29 2nd Quarter 2019 279 1,663 1 8.37 7.0% 5.1 1 .09 1st Quarter 2019 187 912 2 1.04 7.9% 4.8 0 .59 4th Quarter 2018 293 1,569 2 3.65 7.2% 5.5 1 .00 Total - 12 months 1,065 5,568 $ 2 1.25 6.9% 5.1 $ 0 .79 Leasing Statistics - Comparable and Non-comparable Total Leasing Transactions GLA (in 000s) New Base Rent/Sq. Ft Weighted Avg. Lease Term Tenant Allowance and Landlord Work /Sq. Ft. 3rd Quarter 2019 483 1,948 $ 2 4.04 5.3 $ 8 .39 2nd Quarter 2019 435 2,234 2 0.22 5.4 6 .60 1st Quarter 2019 280 1,217 2 2.11 5.7 7 .36 4th Quarter 2018 426 2,258 2 3.30 6.4 7 .24 Total - 12 months 1,624 7,657 $ 2 2.38 5.7 $ 7 .36 Notes: All amounts reported at execution. Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months. Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements. Excludes Non-Retail Properties 20

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships September 30, 2019 (in thousands) Largest CBSAs by Population(1) Number of Properties GLA % Leased(2) ABR ABR/Sq. Ft. % of Number of Properties % of GLA % of ABR New York-Newark-Jersey City 16 1,736 96.7% $ 6 5,360 $ 3 8.93 3.8% 4.0% 7.1% Los Angeles-Long Beach-Anaheim 27 2,548 97.3% 6 9,502 2 8.03 6.4% 5.9% 7.5% Chicago-Naperville-Elgin 11 1,628 96.7% 2 9,897 1 8.99 2.6% 3.8% 3.2% Dallas-Fort Worth-Arlington 12 775 96.5% 1 6,837 2 2.50 2.8% 1.8% 1.8% Houston-Woodlands-Sugar Land 13 1,590 97.1% 2 9,524 1 9.12 3.1% 3.7% 3.2% Washington-Arlington-Alexandri 30 2,308 89.3% 5 5,330 2 6.84 7.1% 5.4% 6.0% Miami-Ft Lauderdale-W Palm Bch 46 5,496 93.7% 1 05,186 2 0.44 10.9% 12.8% 11.4% Philadelphia-Camden-Wilmington 8 696 95.3% 1 4,999 2 2.63 1.9% 1.6% 1.6% Atlanta-Sandy Springs-Roswell 22 2,065 94.8% 4 2,449 2 1.68 5.2% 4.8% 4.6% Boston-Cambridge-Newton 10 955 92.4% 2 1,204 2 4.04 2.4% 2.2% 2.3% Phoenix-Mesa-Scottsdale -- -- -- -- -- -- -- -- San Francisco-Oakland-Hayward 22 3,774 96.1% 1 05,849 2 9.17 5.2% 8.8% 11.5% Rvrside-San Bernardino-Ontario 2 137 84.7% 3 ,190 2 7.52 0.5% 0.3% 0.3% Detroit-Warren-Dearborn -- -- -- -- -- -- -- -- Seattle-Tacoma-Bellevue 16 1,159 97.7% 3 0,080 2 6.55 3.8% 2.7% 3.3% Minneapol-St. Paul-Bloomington 5 205 97.4% 3 ,317 1 6.64 1.2% 0.5% 0.4% San Diego-Carlsbad 11 1,536 97.6% 4 4,276 2 9.55 2.6% 3.6% 4.8% Tampa-St. Petersburg-Clearwater 9 1,280 96.2% 2 2,830 1 8.54 2.1% 3.0% 2.5% Denver-Aurora-Lakewood 12 987 95.6% 1 4,835 1 5.72 2.8% 2.3% 1.6% St. Louis 4 408 100.0% 4 ,390 1 0.75 0.9% 0.9% 0.5% Baltimore-Columbia-Towson 5 357 92.8% 7 ,907 2 3.87 1.2% 0.8% 0.9% Charlotte-Concord-Gastonia 4 233 92.4% 4 ,422 2 0.52 0.9% 0.5% 0.5% Orlando-Kissimmee-Sanford 8 809 95.8% 1 3,805 1 7.81 1.9% 1.9% 1.5% San Antonio-New Braunfels -- -- -- -- -- -- -- -- Portland-Vancouver-Hillsboro 5 436 95.3% 8 ,270 1 9.90 1.2% 1.0% 0.9% Top 25 CBSAs by Population 298 31,119 95.2% $ 713,459 $ 22.97 70.6% 72.3% 77.4% CBSAs Ranked 26 - 50 by Population 62 6,642 93.4% 111,180 1 7.85 14.7% 15.4% 12.0% CBSAs Ranked 51 - 75 by Population 23 2,138 96.2% 50,711 2 4.28 5.5% 5.0% 5.5% CBSAs Ranked 76 - 100 by Population 11 751 97.2% 11,837 1 6.07 2.6% 1.7% 1.3% Other CBSAs 28 2,396 91.4% 34,973 1 5.91 6.6% 5.6% 3.8% Total All Properties 422 43,046 94.8% $ 922,159 $ 22.53 100% 100% 100% (1) 2019 Population Data Source: Synergos Technologies, Inc. (2) Includes Properties in Development and leases that are executed but have not commenced. 21

Significant Tenant Rents - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

September 30, 2019
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	2,778	6.5%	$ 29,395	3.2%	69	13
Kroger Co.[1]	2,855	6.6%	27,631	3.0%	56	15
Albertsons Companies, Inc.[2]	1,819	4.2%	25,839	2.8%	46	18
Whole Foods	1,062	2.5%	22,404	2.4%	33	11
TJX Companies, Inc.[3]	1,321	3.1%	22,141	2.4%	61	19
CVS	654	1.5%	14,198	1.5%	57	20
Ahold/Delhaize[4]	514	1.2%	12,347	1.3%	15	9
Bed Bath & Beyond Inc.[5]	498	1.2%	9,235	1.0%	19	-
Nordstrom[6]	320	0.7%	8,839	1.0%	9	-
Trader Joe's	271	0.6%	8,732	0.9%	27	7
Ross Dress For Less	551	1.3%	8,647	0.9%	25	9
L.A. Fitness Sports Club	423	1.0%	8,562	0.9%	12	4
Gap, Inc[7]	233	0.5%	7,814	0.8%	19	3
PETCO Animal Supplies, Inc[8]	320	0.7%	7,786	0.8%	38	11
JAB Holding Company[9]	183	0.4%	6,975	0.8%	61	14
JPMorgan Chase Bank	124	0.3%	6,890	0.7%	38	8
Starbucks	136	0.3%	6,753	0.7%	97	32
Bank of America	131	0.3%	6,666	0.7%	43	17
Walgreens Boots Alliance[10]	285	0.7%	6,658	0.7%	27	10
Wells Fargo Bank	131	0.3%	6,649	0.7%	51	19
Target	570	1.3%	6,365	0.7%	6	2
Kohl's	612	1.4%	5,859	0.6%	8	2
H.E. Butt Grocery Company[11]	345	0.8%	5,858	0.6%	5	-
Dick's Sporting Goods, Inc.[12]	340	0.8%	5,548	0.6%	7	2
Ulta	170	0.4%	5,081	0.6%	19	3
Top 25 Tenants	**16,646**	**38.6%**	**$ 282,872**	**30.3%**	**848**	**248**

(1) Kroger 21 / King Soopers 12 / Harris Teeter 9 / Ralphs 9 / Mariano's Fresh Market 3 / Quality Food Centers 2

(2) Safeway 21 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2 / Jewel 1

(3) TJ Maxx 26 / Homegoods 18 / Marshalls 15 / Sierra Trading Post 1 / Homesense 1

(4) Giant 10 / Stop & Shop 4 / Food Lion 1

(5) Bed Bath & Beyond 12 / Cost Plus World Market 5 / Buy Buy Baby 1 / Harmon Face Values 1

(6) Nordstrom Rack 9

(7) Old Navy 13 / The Gap 3 / Athleta 2 / GAP BR Factory 1

(8) Petco 31 / Unleashed by Petco 7

(9) Panera 34 / Einstein Bros Bagels 13 / Peet's' Coffee & Tea 11 / Krispy Kreme 3

(10) Walgreens 26 / Duane Reade 1

(11) H.E.B. 4 / Central Market 1

(12) Dick's Sporting Goods 6 / Golf Galaxy 1

Regency Centers.

Supplemental Information 22

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships September 30, 2019 (GLA in thousands) Year GLA Percent of GLA Percent of Total ABR(3) ABR MTM(4) 70 0.2% 0.1% $ 1 2.83 2019 50 0.1% 0.1% 1 8.90 2020 1,945 4.8% 2.7% 1 2.37 2021 2,755 6.8% 3.9% 1 2.95 2022 3,154 7.8% 5.3% 1 5.22 2023 2,700 6.7% 4.9% 1 6.31 2024 3,609 9.0% 6.1% 1 5.26 2025 1,749 4.3% 3.3% 1 7.12 2026 1,268 3.2% 2.7% 1 9.06 2027 1,300 3.2% 2.4% 1 6.92 2028 1,579 3.9% 3.0% 1 7.14 10 Year Total 20,179 50.0% 34.5% $ 1 5.46 Thereafter 5,602 14.0% 10.2% 1 6.41 25,781 64.0% 44.7% $ 15.66 Year GLA Percent of GLA Percent of Total ABR(3) ABR MTM(4) 216 0.5% 0.7% $ 2 9.54 2019 283 0.7% 1.0% 3 2.50 2020 2,052 5.1% 7.3% 3 2.36 2021 2,109 5.2% 7.6% 3 2.71 2022 2,298 5.7% 8.5% 3 3.28 2023 1,926 4.8% 7.4% 3 4.73 2024 1,815 4.5% 6.7% 3 3.28 2025 965 2.4% 4.0% 3 7.29 2026 737 1.8% 3.0% 3 7.36 2027 559 1.4% 2.3% 3 7.86 2028 620 1.5% 2.8% 4 1.19 10 Year Total 13,580 33.6% 51.3% $ 3 4.24 Thereafter 891 2.2% 3.8% 3 9.00 14,471 35.8% 55.1% $ 34.53 Year GLA Percent of GLA Percent of Total ABR(3) ABR MTM(4) 287 0.7% 0.8% $ 2 5.44 2019 334 0.8% 1.1% 3 0.43 2020 3,996 9.9% 10.0% 2 2.63 2021 4,864 12.1% 11.6% 2 1.52 2022 5,452 13.5% 13.8% 2 2.83 2023 4,626 11.5% 12.3% 2 3.98 2024 5,424 13.5% 12.8% 2 1.29 2025 2,714 6.7% 7.3% 2 4.29 2026 2,005 5.0% 5.7% 2 5.79 2027 1,859 4.6% 4.8% 2 3.21 2028 2,198 5.5% 5.8% 2 3.93 10 Year Total 33,758 83.8% 86.0% $ 2 3.01 Thereafter 6,493 16.2% 14.0% 1 9.51 40,251 100% 100% $ 22.45 Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options. (1) Anchor tenants represent any tenant occupying at least 10,000 square feet. (2) Shop tenants represent any tenant occupying less than 10,000 square feet. (4) Month to month lease or in process of renewal. Anchor Tenants (1) Shop Tenants (2) All Tenants (3) Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.23

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Hayward	31	31	100.0%				Gizmo Art Production, INC.	$13.37
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad	240	240	100.0%			68	Ralphs, Jimbo's...Naturally!, Bed Bath & Beyond, Cost Plus World Market, CVS, Ace Hardware, Ulta	$33.89
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	89	89	100.0%		143	58	Albertsons, (Target)	$29.93
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad	207	207	100.0%			42	Von's, Kohl's, CVS	$26.29
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	122	49	98.4%			32	Mollie Stone's Market, CVS	$26.23
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%			34	Safeway, CVS	$27.54
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	99.2%			25	Sprout's, Target, 24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Golf Galaxy, Old Navy	$19.81
Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	100.0%				Marshalls	$28.19
Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	94.1%				Staples, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$30.36
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Hayward	260	260	92.3%			14	Grocery Outlet, Orchard Supply Hardware, CVS, Dollar Tree, Ross Dress For Less	$22.58
Corral Hollow	RC	25%	CA	Stockton-Lodi	167	42	100.0%			66	Safeway, Orchard Supply & Hardware, CVS	$17.53
Costa Verde Center			CA	San Diego-Carlsbad	179	179	85.1%			40	Bristol Farms, Bookstar, The Boxing Club	$33.88
Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	95.7%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep, Tuesday Morning	$31.82
Culver Public Market			CA	Los Angeles-Long Beach-Anaheim	27	27	49.4%				Urbanspace	$56.17
Diablo Plaza			CA	San Francisco-Oakland-Hayward	63	63	98.5%		53	53	(Safeway), (CVS), Beverages & More!	$40.71
El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	100.0%			31	Bristol Farms, CVS	$38.81
El Cerrito Plaza			CA	San Francisco-Oakland-Hayward	256	256	98.1%		67	78	(Lucky's), Trader Joe's, (CVS), Bed Bath & Beyond, Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less	$30.20
El Norte Pkwy Plaza			CA	San Diego-Carlsbad	91	91	98.0%			42	Von's, CVS, Children's Paradise	$18.81
Encina Grande			CA	San Francisco-Oakland-Hayward	106	106	100.0%			38	Whole Foods, Walgreens	$31.96
Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	98.7%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$30.34
Folsom Prairie City Crossing			CA	Sacramento--Roseville--Arden-Arcade	90	90	100.0%			55	Safeway	$20.98
French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	97.4%			44	Stater Bros, CVS	$26.93
Friars Mission Center			CA	San Diego-Carlsbad	147	147	100.0%			55	Ralphs, CVS	$35.93
Gateway 101			CA	San Francisco-Oakland-Hayward	92	92	100.0%		212		(Home Depot), (Best Buy), Target, Nordstrom Rack	$32.95
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	100.0%			40	Gelson's Markets, John of Italy Salon & Spa	$28.69
Golden Hills Plaza			CA	San Luis Obispo-Paso Robles-Arroyo Grande	244	244	95.4%				Lowe's, Bed Bath & Beyond, TJ Maxx	$7.32
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, Stein Mart, PETCO, Homegoods	$24.66
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Anaheim	66	13	100.0%			52	Ralphs	$25.53
Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	100.0%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace, Total Woman	$38.13
Supplemental Information 24

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Jefferson Square			CA	Rvrside-San Bernardino-Ontario	38	38	52.0%				CVS	$16.11
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	94.1%		39	39	(Albertsons), CVS	$28.43
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Anaheim	68	14	100.0%			26	Whole Foods, PETCO	$36.45
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.7%			43	Safeway, CVS Ross Dress for Less	$21.16
Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	100.0%			43	Stater Bros.	$23.76
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad	102	41	99.1%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$14.59
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	100.0%			58	Albertsons	$26.79
Oak Shade Town Center			CA	Sacramento--Roseville--Arden-Arcade	104	104	96.3%			40	Safeway, Office Max, Rite Aid	$22.74
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	99.0%			44	Gelson's Markets, (Longs Drug)	$21.45
Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Hayward	146	73	99.4%				University of CA	$85.70
Persimmon Place			CA	San Francisco-Oakland-Hayward	153	153	100.0%			40	Whole Foods, Nordstrom Rack, Homegoods	$35.15
Plaza Escuela			CA	San Francisco-Oakland-Hayward	154	154	96.4%				The Container Store, Uniqlo, Forever 21, The Cheesecake Factory,Trufusion	$42.15
Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	92.8%			37	Von's, CVS	$26.54
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	227	91	100.0%				Target, Burlington, Ross Dress for Less, Homegoods	$23.06
Pleasanton Plaza			CA	San Francisco-Oakland-Hayward	163	163	73.8%				JCPenney, OfficeMax, Cost Plus World Market	$10.53
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad	205	82	94.9%			50	Von's, 24 Hour Fitness, Jo-Ann Fabrics, Marshalls	$22.80
Potrero Center			CA	San Francisco-Oakland-Hayward	227	227	99.8%			60	Safeway, Decathlon Sport, 24 Hour Fitness, Ross Dress for Less, Petco, Party City	$32.96
Powell Street Plaza			CA	San Francisco-Oakland-Hayward	166	166	98.8%			10	Trader Joe's, PETCO, Beverages & More!, Ross Dress For Less, Marshalls, Burlington Coat Factory	$35.62
Raley's Supermarket	C	20%	CA	Sacramento--Roseville--Arden-Arcade	63	13	100.0%			63	Raley's	$12.50
Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%			35	Ralphs	$18.46
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad	153	61	98.7%			40	Smart & Final, (Longs Drug), 24 Hour Fitness	$22.36
Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	100.0%			37	Superior Super Warehouse	$21.21
San Carlos Marketplace			CA	San Francisco-Oakland-Hayward	154	154	100.0%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$35.32
Scripps Ranch Marketplace			CA	San Diego-Carlsbad	132	132	99.5%			57	Vons, CVS	$31.73
San Leandro Plaza			CA	San Francisco-Oakland-Hayward	50	50	86.3%		38	38	(Safeway), (CVS)	$38.42
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	94.8%			48	Safeway, CVS	$25.75
Sequoia Station			CA	San Francisco-Oakland-Hayward	103	103	100.0%		62	62	(Safeway), CVS, Barnes & Noble, Old Navy, Pier 1	$42.67
Serramonte Center			CA	San Francisco-Oakland-Hayward	1,064	1,064	97.6%				Macy's, Target, Dick's Sporting Goods, Dave & Buster's, Nordstrom Rack, JCPenney, Buy Buy Baby, Cost Plus World Market, Crunch Gym, DAISO, Forever 21, H&M, Old Navy, Part City, Ross, TJ Maxx, Uniqlo	$24.79
Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53		(Orchard Supply Hardware), CVS, Crunch Fitness	$23.64
Silverado Plaza	GRI	40%	CA	Napa	85	34	99.0%			32	Nob Hill, CVS	$18.23
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%			53	Safeway	$19.25
South Bay Village			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%			30	Wal-Mart, Orchard Supply Hardware, Homegoods	$20.31
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	100.0%			46	Ralphs	$23.03
Tassajara Crossing			CA	San Francisco-Oakland-Hayward	146	146	100.0%			56	Safeway, CVS, Alamo Hardware	$24.65
The Hub Hillcrest Market			CA	San Diego-Carlsbad	149	149	98.7%			52	Ralphs, Trader Joe's	$39.39

Supplemental Information 25

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
The Marketplace Shopping Ctr			CA	Sacramento--Roseville--Arden-Arcade	111	111	98.0%			35	Safeway,CVS, Petco	$25.94
The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	258	258	95.4%			13	Trader Joe's, Sports Basement, Pruneyard Cinemas, Marshalls	$38.22
Town and Country Center	O	18%	CA	Los Angeles-Long Beach-Anaheim	230	42	38.3%			41	Whole Foods, CVS, Citibank	$48.38
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%			44	Stater Bros, CVS	$31.81
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	93.4%			41	Ralphs, Rite Aid	$20.09
Twin Peaks			CA	San Diego-Carlsbad	208	208	99.5%			45	Atlas International Market, Target	$20.91
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$27.91
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%			37	Whole Foods	$34.12
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$22.11
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	98.7%			25	Safeway, Rite Aid	$18.62
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	93.9%			72	Von's, Sprouts, (CVS)	$38.22
Willows Shopping Center			CA	San Francisco-Oakland-Hayward	249	249	86.4%				REI, UFC Gym, Old Navy, Pier 1 Imports, Ulta, ClaimJumper, The Jungle Fun Concord	$29.79
Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%			78	El Super	$16.34
Woodside Central			CA	San Francisco-Oakland-Hayward	81	81	98.5%		113		(Target),Chuck E. Cheese, Marshalls	$25.40
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Hayward	110	44	99.0%				Sports Basement,TJ Maxx	$37.55
			CA		11,574	9,626	96.0%	96.8%	780	2,700
Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	354	141	91.2%			71	King Soopers, Hobby Lobby, Applejack Liquors, PetSmart, Homegoods, Sierra Trading Post, Ulta	$15.08
Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	91.7%			44	Safeway, Jo-Ann Fabrics, PETCO, Pier 1 Imports, HomeGoods	$18.43
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	100.0%			65	King Soopers	$20.50
Boulevard Center			CO	Denver-Aurora-Lakewood	79	79	79.8%		53	53	(Safeway), One Hour Optical	$30.71
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	96.1%			62	King Soopers, Ace Hardware	$11.58
Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby, Best Buy, TJ Maxx	$11.36
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	97.2%			72	King Soopers	$10.53
Crossroads Commons	C	20%	CO	Boulder	143	29	100.0%			66	Whole Foods, Barnes & Noble, Bicycle Village	$28.14
Crossroads Commons II	C	20%	CO	Boulder	20	4	65.8%				(Whole Foods), (Barnes & Noble, Bicycle Village)	$36.02
Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$23.28
Hilltop Village			CO	Denver-Aurora-Lakewood	100	100	100.0%			66	King Soopers	$11.42
Kent Place	M	50%	CO	Denver-Aurora-Lakewood	48	48	100.0%			30	King Soopers	$20.94
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	100.0%			78	King Soopers	$11.33
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	95.0%			61	King Soopers	$11.87
Marketplace at Briargate			CO	Colorado Springs	29	29	94.4%		66	66	(King Soopers)	$32.67
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.38
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	97.0%			55	King Soopers	$11.62
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	89.2%		100	100	(King Soopers)	$29.10
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	100.0%			70	King Soopers	$13.40

Supplemental Information 26

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Woodmen Plaza			CO	Colorado Springs	116	116	92.2%			70	King Soopers	$13.08
			CO		2,000	1,455	95.2%	95.7%	403	1,149
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%					$60.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%					$27.45
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	94.7%				Old Navy, The Clubhouse	$30.18
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	123	123	88.6%					$45.03
Brookside Plaza			CT	Hartford-West Hartford-East Hartford	217	217	93.3%			60	ShopRite, Bed, Bath & Beyond, TJ Maxx, PetSmart, Walgreens, Staples	$14.64
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	100.0%			12	Trader Joe's	$50.36
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%			59	Stop & Shop, Kohl's, Rite Aid	$14.24
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	95.8%			10	Trader Joe's, Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More	$28.71
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	100.0%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$24.53
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	97.8%				Kohl's, Old Navy, Party City	$18.42
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	93.9%				Fairfield University Bookstore, Merril Lynch	$32.92
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$53.92
Southbury Green			CT	New Haven-Milford	156	156	94.1%			60	ShopRite, Homegoods	$22.55
The Village Center			CT	Bridgeport-Stamford-Norwalk	90	90	81.8%			22	The Fresh Market	$41.76
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
			CT		1,639	1,528	95.3%	95.3%	0	358
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandri	23	6	100.0%			12	Trader Joe's	$41.44
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	82.4%					$113.95
			DC		40	12	92.5%	90.5%	0	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	96.1%			49	Acme Markets, K-Mart	$14.88
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	89.7%				Rite Aid	$23.94
			DE		296	257	94.7%	95.4%	0	49
Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%		58	58	(Lucky's)	$22.53
Anastasia Plaza			FL	Jacksonville	102	102	96.2%			49	Publix	$13.76
Atlantic Village			FL	Jacksonville	105	105	94.8%				LA Fitness, Pet Supplies Plus	$16.79
Aventura Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	97	97	98.9%			49	Publix, CVS	$37.14
Aventura Square			FL	Miami-Ft Lauderdale-W Palm Bch	144	144	79.3%				Bed, Bath & Beyond, DSW, Jewelry Exchange, Old Navy	$39.41
Banco Popular Building			FL	Miami-Ft Lauderdale-W Palm Bch	33	33	0.0%					$0.00
Berkshire Commons			FL	Naples-Immokalee-Marco Island	110	110	98.6%			66	Publix, Walgreens	$14.58
Bird 107 Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	40	40	92.9%				Walgreens	$20.02
Bird Ludlam			FL	Miami-Ft Lauderdale-W Palm Bch	192	192	98.0%			44	Winn-Dixie, CVS, Goodwill	$23.48
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	254	254	93.7%			48	Publix, Bealls, Dollar Tree, Home Centric, LA Fitness	$17.99
Bluffs Square Shoppes			FL	Miami-Ft Lauderdale-W Palm Bch	124	124	97.0%			40	Publix, Walgreens, Anthony's	$14.71
Boca Village Square			FL	Miami-Ft Lauderdale-W Palm Bch	92	92	97.6%			36	Publix, CVS	$22.54
Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	110	110	94.9%			46	Publix, Citi Trends, Pet Supermarket	$16.69
Boynton Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	105	105	97.2%			54	Publix, CVS	$21.19

Supplemental Information 27

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$26.15
Caligo Crossing			FL	Miami-Ft Lauderdale-W Palm Bch	11	11	61.0%		98		(Kohl's)	$47.70
Carriage Gate			FL	Tallahassee	73	73	100.0%			13	Trader Joe's, TJ Maxx	$23.56
Cashmere Corners			FL	Port St. Lucie	86	86	83.7%			44	WalMart	$14.05
Charlotte Square			FL	Punta Gorda	91	91	78.7%			44	WalMart	$10.68
Chasewood Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	151	151	97.1%			54	Publix, Pet Smart	$26.35
Concord Shopping Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	309	309	95.4%			78	Winn-Dixie, Home Depot, Big Lots, Dollar Tree, YouFit Health Club	$12.55
Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	75	75	98.8%			25	Aldi, Walgreens	$32.33
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	91.5%			51	Publix	$13.95
Country Walk Plaza	NYC	30%	FL	Miami-Ft Lauderdale-W Palm Bch	101	30	90.3%			40	Publix, CVS	$19.64
Countryside Shops			FL	Miami-Ft Lauderdale-W Palm Bch	193	193	91.8%			46	Publix, Stein Mart, Ross Dress for Less	$18.58
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Fleming Island			FL	Jacksonville	132	132	96.8%		130	48	Publix, (Target), PETCO, Planet Fitness	$16.04
Fountain Square			FL	Miami-Ft Lauderdale-W Palm Bch	177	177	96.4%		140	46	Publix,(Target), Ross Dress for Less, TJ Maxx, Ulta	$25.87
Gardens Square			FL	Miami-Ft Lauderdale-W Palm Bch	90	90	100.0%			42	Publix	$18.31
Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	100.0%				Best Buy, Barnes & Noble	$19.72
Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$16.35
Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-W Palm Bch	133	133	93.2%			50	Publix, Beall's	$15.65
Hammocks Town Center			FL	Miami-Ft Lauderdale-W Palm Bch	187	187	98.8%		86	40	Publix, Metro-Dade Public Library, (Kendall Ice Arena), YouFit Health Club, Goodwill, CVS	$17.21
Hibernia Pavilion			FL	Jacksonville	51	51	92.0%			39	Publix	$16.18
Homestead McDonald's			FL	Miami-Ft Lauderdale-W Palm Bch	4	4	100.0%					$27.74
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%			45	Publix	$15.68
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$16.42
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	96.7%				LA Fitness, Walgreens	$23.65
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	95.1%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$16.32
Lantana Outparcels			FL	Miami-Ft Lauderdale-W Palm Bch	17	17	100.0%					$18.53
Mandarin Landing			FL	Jacksonville	140	140	90.1%			50	Whole Foods, Office Depot, Aveda Institute	$18.02
Millhopper Shopping Center			FL	Gainesville	83	83	100.0%			46	Publix	$17.95
Naples Walk Shopping Center			FL	Naples-Immokalee-Marco Island	125	125	95.7%			51	Publix	$17.05
Newberry Square			FL	Gainesville	181	181	45.0%			40	Publix, Dollar Tree	$10.03
Nocatee Town Center			FL	Jacksonville	110	110	100.0%			54	Publix	$20.78
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%			48	Publix	$15.20
Oakleaf Commons			FL	Jacksonville	74	74	96.2%			46	Publix	$15.20
Ocala Corners			FL	Tallahassee	87	87	98.6%			61	Publix	$15.04
Old St Augustine Plaza			FL	Jacksonville	256	256	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$9.97
Pablo Plaza			FL	Jacksonville	161	161	98.4%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$17.32

Supplemental Information 28

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Pavillion			FL	Naples-Immokalee-Marco Island	168	168	90.2%				LA Fitness, Paragon Theaters	$21.81
Pine Island			FL	Miami-Ft Lauderdale-W Palm Bch	255	255	97.9%			40	Publix, Burlington Coat Factory, Beall's, YouFit Health Club	$14.69
Pine Ridge Square			FL	Miami-Ft Lauderdale-W Palm Bch	118	118	97.0%			17	The Fresh Market, Bed, Bath & Beyond, Marshalls, Ulta	$18.04
Pine Tree Plaza			FL	Jacksonville	63	63	100.0%			38	Publix	$14.62
Pinecrest Place			FL	Miami-Ft Lauderdale-W Palm Bch	70	70	92.0%		173	47	Whole Foods, (Target)	$39.36
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	202	40	99.8%			51	Publix	$27.06
Point Royale Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	202	202	99.5%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Tuesday Morning, Planet Fitness	$15.90
Prosperity Centre			FL	Miami-Ft Lauderdale-W Palm Bch	124	124	93.5%				Bed, Bath & Beyond, Office Depot, TJ Maxx, CVS	$21.86
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	93.7%		66		AMC Theater, (Best Buy), (Macdill), Dollar Tree, Five Below, Marshall's, Michael's, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta	$18.55
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	88.8%			40	Publix, Beall's, Harbor Freight Tools	$11.40
Salerno Village			FL	Port St. Lucie	5	5	100.0%					$16.53
Sawgrass Promenade			FL	Miami-Ft Lauderdale-W Palm Bch	107	107	91.5%			36	Publix, Walgreens, Dollar Tree	$12.68
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	98.4%			54	Publix	$23.24
Sheridan Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	506	506	92.8%			66	Publix, Kohl's, LA Fitness, Office Depot, Ross Dress for Less, Pet Supplies Plus	$18.83
Shoppes @ 104			FL	Miami-Ft Lauderdale-W Palm Bch	112	112	98.8%			46	Winn-Dixie, CVS	$19.17
Shoppes at Bartram Park	O	50%	FL	Jacksonville	134	67	99.0%		97	45	Publix, (Kohl's), (Tutor Time)	$20.52
Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-W Palm Bch	83	83	95.8%			42	Publix, YouFit Health Club	$15.73
Shoppes at Sunlake Centre			FL	Tampa-St. Petersburg-Clearwater	98	98	100.0%			46	Publix	$21.43
Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-W Palm Bch	27	27	100.0%		54	54	(Publix)	$25.03
Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-W Palm Bch	200	200	95.5%			44	Publix, Stein Mart, Tuesday Morning, Bassett Furniture, Duffy's Sports Bar, CVS	$16.60
Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Immokalee-Marco Island	77	38	100.0%			61	Publix, (Walgreens)	$15.47
Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-W Palm Bch	127	127	91.7%			48	Publix, Goodwill	$19.28
Shoppes of Sunset			FL	Miami-Ft Lauderdale-W Palm Bch	22	22	91.1%					$25.10
Shoppes of Sunset II			FL	Miami-Ft Lauderdale-W Palm Bch	28	28	74.2%					$22.58
Shops at John's Creek			FL	Jacksonville	15	15	100.0%					$23.92
Shops at Skylake			FL	Miami-Ft Lauderdale-W Palm Bch	287	287	93.6%			51	Publix, LA Fitness, TJ Maxx, Goodwill	$23.85
South Beach Regional			FL	Jacksonville	308	308	97.3%			13	Trader Joe's, Home Depot, Stein Mart, Ross Dress for Less, Bed Bath & Beyond, Staples	$15.12
South Point			FL	Sebastian-Vero Beach	65	65	97.8%			45	Publix	$16.07
Starke			FL	Other	13	13	100.0%				CVS	$25.56
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	97.6%		143		Kohl's, (Target)	$6.85
Tamarac Town Square			FL	Miami-Ft Lauderdale-W Palm Bch	125	125	75.8%			38	Publix, Dollar Tree	$13.23
The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	94.5%			52	Publix, LA Fitness	$20.79
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	89.0%					$23.39

Supplemental Information 29

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
The Village at Hunter's Lake			FL	Tampa-St. Petersburg-Clearwater	72	72	95.1%			29	Sprouts	$37.28
Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	100.0%				Ross Dress for Less	$10.60
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%				PETCO, Pier 1 Imports	$32.18
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	94.6%			59	Publix, TJ Maxx	$16.60
Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	93.5%			31	Lucky's, YouFit Health Club, Ross Dress for Less	$14.94
University Commons			FL	Miami-Ft Lauderdale-W Palm Bch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$31.63
Veranda Shoppes	NYC	30%	FL	Miami-Ft Lauderdale-W Palm Bch	45	13	97.3%			29	Publix	$27.05
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	99.9%			50	Publix, Walgreens, Stein Mart	$20.34
Waterstone Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	61	61	100.0%			46	Publix	$16.83
Welleby Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	110	110	92.1%			47	Publix, Dollar Tree	$13.28
Wellington Town Square			FL	Miami-Ft Lauderdale-W Palm Bch	112	112	100.0%			45	Publix, CVS	$24.50
West Bird Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	100	100	86.5%			38	Publix	$18.66
West Lake Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	101	101	96.8%			46	Winn-Dixie, CVS	$19.10
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	95.2%			51	Publix	$16.52
Westport Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	47	47	100.0%			28	Publix	$20.32
Willa Springs	USAA	20%	FL	Orlando-Kissimmee-Sanford	90	18	98.2%			44	Publix	$21.26
Young Circle Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	65	65	59.0%			23	Walgreens	$21.07
			FL		11,802	11,085	94.2%	94.3%	1,107	3,527
Ashford Place			GA	Atlanta-Sandy Springs-Roswell	53	53	100.0%				Harbor Freight Tools	$21.94
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Roswell	43	43	100.0%				Michael's	$21.78
Briarcliff Village			GA	Atlanta-Sandy Springs-Roswell	190	190	98.4%			43	Publix, Office Depot, Party City, Shoe Carnival, TJ Maxx	$16.54
Bridgemill Market			GA	Atlanta-Sandy Springs-Roswell	89	89	82.4%			38	Publix	$16.97
Brighten Park			GA	Atlanta-Sandy Springs-Roswell	137	137	98.9%			25	The Fresh Market, Tuesday Morning, Dance 101	$26.33
Buckhead Court			GA	Atlanta-Sandy Springs-Roswell	49	49	98.2%					$27.76
Buckhead Station			GA	Atlanta-Sandy Springs-Roswell	234	234	100.0%				Nordstrom Rack, TJ Maxx, Bed Bath & Beyond, Saks Off Fifth, DSW, Cost Plus World Market, Old Navy, Ulta	$24.17
Cambridge Square			GA	Atlanta-Sandy Springs-Roswell	71	71	100.0%			41	Kroger	$15.71
Chastain Square			GA	Atlanta-Sandy Springs-Roswell	92	92	95.2%			37	Publix	$21.72
Cornerstone Square			GA	Atlanta-Sandy Springs-Roswell	80	80	100.0%			18	Aldi, CVS, HealthMarkets Insurance, Diazo Specialty Blueprint	$17.40
Sope Creek Crossing			GA	Atlanta-Sandy Springs-Roswell	99	99	100.0%			45	Publix	$16.33
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Roswell	86	17	93.8%			44	Publix	$19.99
Dunwoody Village			GA	Atlanta-Sandy Springs-Roswell	121	121	91.7%			18	The Fresh Market, Walgreens, Dunwoody Prep	$19.70
Howell Mill Village			GA	Atlanta-Sandy Springs-Roswell	92	92	98.6%			31	Publix, Walgreens	$23.30
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Roswell	82	82	96.9%			30	Whole Foods	$38.14
Piedmont Peachtree Crossing			GA	Atlanta-Sandy Springs-Roswell	152	152	83.5%			56	Kroger, Binders Art Supplies & Frames	$20.62
Powers Ferry Square			GA	Atlanta-Sandy Springs-Roswell	101	101	91.0%				HomeGoods, PETCO	$32.94
Powers Ferry Village			GA	Atlanta-Sandy Springs-Roswell	79	79	87.3%			48	Publix, The Juice Box	$9.63
Russell Ridge			GA	Atlanta-Sandy Springs-Roswell	101	101	100.0%			63	Kroger	$13.28

Supplemental Information 30

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Sandy Springs			GA	Atlanta-Sandy Springs-Roswell	116	116	93.3%			12	Trader Joe's, Pier 1 Imports, Fox's, Flynn O'Hara Uniforms	$24.25
The Shops at Hampton Oaks			GA	Atlanta-Sandy Springs-Roswell	21	21	56.3%				(CVS)	$11.20
Williamsburg at Dunwoody			GA	Atlanta-Sandy Springs-Roswell	45	45	87.2%					$25.55
			GA		2,134	2,065	94.8%	94.8%	0	551
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	97.1%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$11.29
Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	73.2%				PETCO	$36.28
Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	96.6%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$24.15
Hinsdale			IL	Chicago-Naperville-Elgin	185	185	96.8%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$15.67
Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	93.2%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$27.71
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	96.2%			74	Mariano's Fresh Market, Dollar Tree, Party City	$17.07
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	100.0%			51	Mariano's Fresh Market, Walgreens	$21.53
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Elgin	96	38	98.3%			63	Jewel-Osco, Blink Fitness	$12.31
Westchester Commons			IL	Chicago-Naperville-Elgin	139	139	93.4%			80	Mariano's Fresh Market, Goodwill	$17.96
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	99.0%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Best Buy, Ulta	$18.09
			IL		1,751	1,349	96.4%	96.7%	0	530
Shops on Main	M	93%	IN	Chicago-Naperville-Elgin	279	279	100.0%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$15.91
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	83.1%		64	64	(Kroger), Tuesday Morning	$17.65
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	97.0%			12	Trader Joe's	$26.15
			IN		418	335	96.1%	98.1%	64	116
Elmwood Oaks Shopping Center			LA	New Orleans-Metairie	138	138	96.6%				Academy Sports, Dollar Tree, Lifestyle Appliances	$10.57
			LA		138	138	96.6%	96.6%	0	0
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	155	155	100.0%			61	Stop & Shop, Modells Sporting Goods, Planet Fitness	$24.70
Northborough Crossing	NYC	30%	MA	Worcester	646	194	97.5%			139	Wegmans, BJ's Wholesale Club, Kohl's,Dick's Sporting Goods, Pottery Barn Outlet, TJ Maxx, Michael's, PetSmart, Homegoods, Old Navy, Homesense	$13.27
Old Connecticut Path	NYC	30%	MA	Boston-Cambridge-Newton	80	24	93.2%			66	Stop & Shop	$21.68
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$17.58
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	93.3%			11	Trader Joe's, La-Z-Boy, PetSmart	$30.12
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$37.44
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$21.48
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%			55	Shaw's	$24.76
The Abbot			MA	Boston-Cambridge-Newton	65	65	0.0%					$0.00

Supplemental Information 31

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Gold's Gym, Formlabs	$20.33
Whole Foods at Swampscott			MA	Boston-Cambridge-Newton	36	36	100.0%			36	Whole Foods	$27.20
			MA		1,657	1,148	94.4%	93.3%	0	657
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	94.6%			9	Trader Joe's	$38.97
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	97.1%			70	Shoppers Food Warehouse, CVS	$17.94
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	98.5%			10	Trader Joe's	$39.38
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	93.7%					$41.34
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	89.9%			41	Giant, Parkville Lanes, Dollar Tree, Petco	$16.87
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	95.5%			44	Shoppers Food Warehouse	$20.97
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	104	42	99.2%			64	Shoppers Food Warehouse	$13.54
Valley Centre	GRI	40%	MD	Baltimore-Columbia-Towson	220	88	81.5%			18	Aldi,TJ Maxx, Ross Dress for Less, PetSmart, Michael's	$17.19
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	121	121	100.0%		75	63	Giant, (Sunrise)	$28.36
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	98.5%				LA Fitness, CVS	$27.21
Westwood - Manor Care			MD	Washington-Arlington-Alexandri	41	41	0.0%					$0.00
Westwood Shopping Center			MD	Washington-Arlington-Alexandri	213	213	95.7%			55	Giant, Citgo, Bowlmor AMF	$34.57
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	68	27	99.4%				CVS	$33.57
			MD		1,440	795	91.4%	94.9%	75	374
Fenton Marketplace			MI	Flint	97	97	100.0%				Family Farm & Home, Michael's	$8.47
			MI		97	97	100.0%	100.0%	0	0
Apple Valley Square	RC	25%	MN	Minneapol-St. Paul-Bloomington	176	44	100.0%		87		Jo-Ann Fabrics, Experience Fitness, (Burlington Coat Factory), (Aldi), Savers, PETCO	$15.04
Calhoun Commons	RC	25%	MN	Minneapol-St. Paul-Bloomington	66	17	100.0%			50	Whole Foods	$25.66
Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	100.0%			44	Lund's	$24.75
Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	96.4%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$12.77
Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	90.8%			89	CUB Foods	$13.34
			MN		665	205	97.2%	97.4%	87	183
Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$10.84
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.19
Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.02
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, (Target), (Lowe's), TJ Maxx, HomeGoods, Famous Footwear	$10.15
			MO		408	408	100.0%	100.0%	388	314
Cameron Village	C	30%	NC	Raleigh	558	167	94.0%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties, K&W Cafeteria, Pier 1 Imports,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry	$23.84
Carmel Commons			NC	Charlotte-Concord-Gastonia	133	133	89.3%			14	The Fresh Market, Chuck E. Cheese, Party City, Planet Fitness	$21.17
Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%			42	Harris Teeter, (Walgreens)	$16.88

Supplemental Information 32

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Market at Colonnade Center			NC	Raleigh	58	58	100.0%			40	Whole Foods	$27.50
Glenwood Village			NC	Raleigh	43	43	100.0%			28	Harris Teeter	$16.93
Harris Crossing			NC	Raleigh	65	65	98.3%			53	Harris Teeter	$9.22
Holly Park			NC	Raleigh	160	160	98.5%			12	DSW, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Arystsms, Pet Supplies Plus, Ulta	$17.56
Lake Pine Plaza			NC	Raleigh	88	88	98.4%			58	Harris Teeter	$13.04
Midtown East	O	50%	NC	Raleigh	159	79	96.7%			120	Wegmans	$23.68
Providence Commons	RC	25%	NC	Charlotte-Concord-Gastonia	74	19	100.0%			50	Harris Teeter	$18.72
Ridgewood Shopping Center	C	20%	NC	Raleigh	93	19	89.4%			30	Whole Foods, Walgreens	$16.89
Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	87	87	100.0%			53	Harris Teeter	$18.01
Shoppes of Kildaire	GRI	40%	NC	Raleigh	145	58	100.0%			46	Trader Joe's, Aldi, Fitness Connection, Staples	$19.25
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%			59	Harris Teeter	$16.36
Sutton Square	C	20%	NC	Raleigh	101	20	88.4%			24	The Fresh Market, Walgreens	$20.07
Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	96.7%			42	Whole Foods, PTA Thrift Shop	$21.42
Willow Oaks			NC	Charlotte-Concord-Gastonia	69	69	94.9%			49	Publix	$17.19
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	98.7%			41	Food Lion,Triangle ACE Hardware	$13.73
			NC		2,164	1,285	96.0%	96.8%	0	848
Chimney Rock			NJ	New York-Newark-Jersey City	218	218	97.2%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Cost Plus World Market, Ulta	$36.04
District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	100.0%			44	Whole Foods	$29.34
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$13.78
Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	89.0%			60	Shop Rite	$22.62
Riverfront Plaza	NYC	30%	NJ	New York-Newark-Jersey City	129	39	92.8%			70	ShopRite	$26.60
			NJ		571	333	95.3%	95.9%	0	258
101 7th Avenue			NY	New York-Newark-Jersey City	57	57	100.0%				Barney's New York	$79.13
1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$117.44
90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Trader Joe's, Staples, Michaels	$34.27
Broadway Plaza			NY	New York-Newark-Jersey City	147	147	97.2%			18	Aldi, Bob's Discount Furniture, TJ Maxx, F21 Red, Blink Fitness	$38.77
Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	100.0%			63	Stop & Shop	$47.21
The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	97.9%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footwear	$49.05
Hewlett Crossing I & II			NY	New York-Newark-Jersey City	53	53	96.3%				Petco	$39.34
Rivertowns Square			NY	New York-Newark-Jersey City	116	116	92.6%			18	Brooklyn Harvest Market, Ipic Theaters, Ulta Beauty, The Learning Experience	$34.93
The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	100.0%			52	King Kullen, Ace Hardware	$24.50
Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness, PETCO	$34.20

Supplemental Information 33

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Westbury Plaza			NY	New York-Newark-Jersey City	394	394	95.4%			110	Wal-Mart, Costco, Marshalls, Total Wine and More, Olive Garden	$25.14
			NY		1509	1424	97.1%	97.0%	0	357
Cherry Grove			OH	Cincinnati	196	196	97.0%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$12.06
East Pointe			OH	Columbus	107	107	98.7%			76	Kroger	$10.46
Hyde Park			OH	Cincinnati	397	397	93.1%			169	Kroger, Remke Markets, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples	$16.72
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%			65	Kroger	$12.86
Northgate Plaza (Maxtown Road)			OH	Columbus	114	114	100.0%		90	91	Kroger, (Home Depot)	$11.63
Red Bank Village			OH	Cincinnati	176	176	100.0%			152	Wal-Mart	$7.55
Regency Commons			OH	Cincinnati	34	34	90.3%					$26.60
West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.03
			OH		1,205	1,205	96.9%	96.9%	90	685
Corvallis Market Center			OR	Corvallis	85	85	100.0%			12	Trader Joe's, TJ Maxx, Michael's	$21.27
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Whole Foods, Rite Aid, Dollar Tree	$15.56
Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	87.2%			41	Safeway, Planet Fitness	$19.21
Northgate Marketplace			OR	Medford	81	81	100.0%			13	Trader Joe's, REI, PETCO	$23.40
Northgate Marketplace Ph II			OR	Medford	177	177	97.4%				Dick's Sporting Goods, Homegoods, Marshalls	$17.11
Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	98.4%			55	Safeway	$11.54
Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$30.14
Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	100.0%				Bed Bath & Beyond	$21.64
			OR		835	779	97.0%	96.8%	0	215
Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Ahart's Market	$15.45
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	92.6%				Ross Dress for Less, TJ Maxx, Dollar Tree	$21.29
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	97.5%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$32.12
Hershey			PA	Other	6	6	100.0%					$28.00
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	96.5%		244	111	(Wegmans), (Target), Burlington Coat Factory, PETCO	$25.62
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	94.7%			51	Weis Markets	$23.98
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	143	57	86.5%			56	Acme Markets, Michael's	$18.72
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	95.1%			73	Valley Farm Market, Dollar Tree, Retro Fitness	$10.79
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	97.2%			51	Giant	$21.38
			PA		987	585	94.5%	95.4%	244	375
Indigo Square			SC	Charleston-North Charleston	51	51	94.8%			22	Publix	$28.63
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%			38	Publix	$16.92
			SC		131	83	98.0%	96.8%	0	59

Supplemental Information 34

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro--Franklin	70	70	100.0%			55	Publix	$15.66
Northlake Village			TN	Nashville-Davidson--Murfreesboro--Franklin	138	138	100.0%			75	Kroger, PETCO	$14.10
Peartree Village			TN	Nashville-Davidson--Murfreesboro--Franklin	110	110	100.0%			84	Kroger, PETCO	$19.89
			TN		318	318	100.0%	100.0%	0	214
Alden Bridge	USAA	20%	TX	Houston-Woodlands-Sugar Land	139	28	98.8%			68	Kroger, Walgreens	$20.47
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	98.0%			83	Kroger	$11.76
CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	98.0%			40	Whole Foods	$27.59
CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%				CVS	$26.98
Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	95.5%			63	Kroger, CVS	$19.02
Hancock			TX	Austin-Round Rock	410	410	53.8%			90	H.E.B, Twin Liquors, PETCO, 24 Hour Fitness	$20.93
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$27.57
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%					$47.53
Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	100.0%			79	H.E.B.	$24.65
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	95.3%			64	Tom Thumb	$16.07
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	89.9%		63	63	(Wal-Mart)	$26.73
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	96.0%			64	Tom Thumb	$20.31
Market at Round Rock			TX	Austin-Round Rock	123	123	98.6%			30	Sprout's Markets, Office Depot, Tuesday Morning	$18.65
Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	96.3%			100	Kroger	$16.38
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	95.4%			49	Tom Thumb, Ogle School of Hair Design	$18.04
North Hills			TX	Austin-Round Rock	145	145	99.1%			60	H.E.B.	$23.35
Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	94.7%			66	Randalls Food, CVS, The Woodlands Childrens Museum, Gold's Gym	$22.55
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.5%			64	Kroger	$14.61
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	99.5%			30	H.E.B. , Central Market, Talbots	$33.91
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	89.8%			61	Kroger	$14.23
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$23.32
Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	97.8%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finder Foods	$13.61
Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	97.2%			63	Kroger,CVS	$20.80
Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	100.0%			65	Kroger, Walgreens	$18.10
Tech Ridge Center			TX	Austin-Round Rock	214	214	89.2%			84	H.E.B., Pinstack	$23.28
The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	167	167	93.4%			100	Kroger	$15.91
Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	100.0%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Bike Barn	$20.30
Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	96.8%			52	Randalls Food, Walgreens, PETCO, Jo-Ann's, Tuesday Morning, Homegoods	$19.87
Westwood Village			TX	Houston-Woodlands-Sugar Land	187	187	99.2%		127		(Target), Gold's Gym, PetSmart, Office Max, Ross Dress For Less, TJ Maxx	$19.93

Supplemental Information 35

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	100.0%			45	Whole Foods	$29.45
			TX		3,982	3,326	92.4%	91.2%	271	1,682
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	89	36	66.6%			27	Patel Brothers	$20.40
Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	100.0%			40	Whole Foods, Cooper's Hawk Winery	$31.36
Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	104	26	98.1%			58	Safeway	$22.53
Carytown Exchange	M	15%	VA	Richmond	107	16	46.3%			38	Publix, CVS	$21.13
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	98.9%			55	Shoppers Food Warehouse, United States Coast Guard Ex	$19.50
Point 50			VA	Washington-Arlington-Alexandri	48	48	65.7%			30	Whole Foods	$23.82
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	169	67	91.0%			65	Shoppers Food Warehouse	$27.19
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	97.6%			50	Giant	$25.67
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	96.1%			62	Giant, Bob's Discount Furniture, CVS,Ross Dress for Less, Marshalls, Planet Fitness	$27.38
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%			18	Aldi, Tractor Supply Company, Harbor Freight Tools, Tuesday Morning	$9.22
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	100.0%			20	Earth Fare	$38.09
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	93	37	98.0%			51	Giant, CVS	$29.38
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	132	26	90.5%			63	Shoppers Food Warehouse	$24.02
Market Common Clarendon			VA	Washington-Arlington-Alexandri	422	422	71.4%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory, Jumping Joeys, Equinox	$35.64
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	100.0%			56	Giant	$21.38
Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	91.4%			52	Harris Teeter	$19.94
Shops at Stonewall			VA	Washington-Arlington-Alexandri	315	315	100.0%			127	Wegmans, Dick's Sporting Goods, Staples, Ross Dress For Less, Bed Bath & Beyond, Michaels	$18.74
The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	98.0%			122	Wegmans	$21.53
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	188	75	88.4%			47	Giant, Planet Fitness	$22.11
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	301	60	97.1%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$27.50
Village Shopping Center	GRI	40%	VA	Richmond	111	44	90.1%			45	Publix, CVS	$24.66
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	92.0%				CVS, Fashion K City	$26.66
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	98.8%		141	59	Safeway, (Target)	$26.07
			VA		3,500	1,955	90.4%	89.9%	141	1,168
6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	69.0%					$18.31
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%			49	Safeway, TJ Maxx	$16.44
Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	96.5%			12	Trader Joe's, LA Fitness, Ross Dress for Less	$24.93
Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	114	57	83.7%			25	PCC Community Markets, Bright Horizons, West Marine,Trufusion, Kaiser Permanente	$34.17
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	97.3%			64	Quality Food Centers, Gold's Gym, Urban Outfitters	$26.48
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	95.6%			49	Safeway, Jo-Ann Fabrics, Ross Dress For Less, Big Lots, Fitness Evolution, Big 5 Sporting Goods, Dollar Tree	$12.25

Supplemental Information 36

Portfolio Summary Report By State

September 30, 2019

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased – Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	82	33	100.0%			29	Safeway, Rite Aid	$27.47
Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	100.0%			45	Safeway, Regal Cinemas, Dick's Sporting Goods, Marshalls, Ulta , Bevmo!	$24.85
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%					$41.48
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	98.4%		40	40	(QFC)	$33.68
Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	100.0%					$34.01
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	93	37	93.7%		230	13	(Sears), Marshalls, Bevmo!, Whole Foods	$28.60
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	95.7%			41	Quality Food Centers, Rite Aid	$24.15
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	148	148	100.0%			50	Whole Foods, Dania, Bartell, Guitar Center	$23.41
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	98.3%		55	67	Trader Joe's, (Safeway), Bartell Drugs	$34.32
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112		(Target)	$30.84
			WA		1,729	1,159	97.0%	98.7%	437	484

Regency Centers Total					52,988	42,955	95.0%	95.2%	4,088	16,865		$22.40

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

Note: In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
M:	Co-investment Partnership with Minority Partner
NYC:	Co-investment Partnership with NYCRF
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
RLP:	Co-investment Partnership with Rider
USAA:	Co-investment Partnership with USAA

Supplemental Information 37

Real Estate - Operating Operating Portfolio NOI excluding Straight-line Rent and Above/Below Market Rent - Current Quarter Wholly Owned NOI (page 5) $ 186,738 Share of JV NOI (page 7) $ 25,071 Less: Noncontrolling Interests (page 7) $ (1,880) Base Rent from leases signed but not yet rent-paying - Current Quarter Retail Operating Properties including redevelopments $ 2,817 Select Operating Properties with Near Term Redevelopment Estimated Incremental Project Costs (page 18) $490,000 - $575,000 Estimated Incremental Stabilized Yield (page 18) +/- 7% Development Projects In Process REG's Estimated Net Project Costs (page 16) $ 259,530 Stabilized Yield (page 16) 7.0% Annualized Proforma Stabilized NOI $ 18,167 REG's Estimated Net GAAP Project Costs1 (page 16, footnote) $ 2 78,949 % of Costs Incurred (page 16, footnote) 73% Construction in Progress $ 2 03,633 NOI from Development Projects In Process - Current Quarter Proforma Stabilized NOI $ 426 In-place NOI from Developments In Process $ 1,773 Fee Income Third-Party Management Fees and Commissions - Current Quarter (page 5) $ 7,353 Less: Share of JV's Total fee income - Current Quarter (page 7) $ (281) Estimated Market Value of Undeveloped Land Land held for sale or future development $ 48,489 Outparcels at retail operating properties 14,041 Total Estimated Market Value of Undeveloped Land $ 62,530 Wholly Owned Assets (page 3) Cash and Cash Equivalents $ 47,461 Tenant and other receivables, excluding Straight line rent receivables $ 53,424 Other Assets, excluding Goodwill $ 87,048 Share of JV Assets (page 6) Cash and Cash Equivalents $ 14,869 Tenant and other receivables, excluding Straight line rent receivables $ 5,808 Other Assets $ 16,305 Less: Noncontrolling Interests (page 6) $ (3,820) Wholly Owned Debt Outstanding (page 12) Mortgage Loans $ 489,393 Unsecured Public/Private Notes 2,975,000 Unsecured Credit Facilities 450,000 Total Wholly Owned Debt Outstanding $ 3,914,393 Share of JV Debt Outstanding (page 14) $ 530,279 Other Wholly Owned Liabilities (page 3) Accounts Payable and Other Liabilities $ 219,529 Tenants' Security and Escrow Deposits $ 53,227 Other Share of JV Accounts Liabilities (page 6) Accounts Payable and Other Liabilities $ 27,308 Tenants' Security and Escrow Deposits $ 3,421 Less: Noncontrolling Interests (page 6) $ (47,883) Common Shares and Equivalents Outstanding Common Shares and Equivalents Issued and Outstanding (page 1) 168,308 (1) Includes additional interest and overhead capitalization. Real Estate - In Process Developments Other Assets Liabilities Components of Net Asset Value (NAV) As of September 30, 2019 (unaudited and in thousands)

Supplemental Information 38

Current Previous YTD 2019E 2019E Net Income / Share(1) $1.19 $1.52 - $1.55 $1.56 - $1.60 NAREIT FFO / Share(1) $2.89 $3.84 - $3.87 $3.81 - $3.85 Same Property Same property NOI growth without termination fees (pro-rata) 2.1% 2% 2.0% - 2.5% Same property percent leased at period end (pro-rata) 95.2% +/- 95.5% +/- 95.5% New Investments Development and Redevelopment starts (pro-rata) $125,400 +/- $250,000 $150,000 - $250,000 Estimated yield (weighted average) 8.2% +/- 7.0% +/- 6.5% Acquisitions (pro-rata) $281,550 $281,550 +/- $232,000 Cap rate (weighted average) 4.5% 4.5% +/- 4.25% Disposition Activity Dispositions (pro-rata) $150,750 +/- $300,000 +/- $300,000 Cap rate (weighted average) 7.6% +/- 7.5% +/- 7.5% Other Net interest expense (pro-rata) $131,976 $176,000 - $177,000 $174,500 - $175,500 Net G&A expense (pro-rata)(1) $53,399 $70,500 - $71,500 $72,000 - $73,500 Recurring third party fees & commissions (pro-rata) $20,928 $28,000 - $28,500 $27,000 - $28,000 Certain non-cash items (pro-rata)(2) $39,594 $52,500 - $53,500 $45,000 - $46,000 Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. Earnings Guidance September 30, 2019 (in thousands, except per share data) (1) 2019 includes the impact of ($0.05) per diluted share related to the adoption of the new lease accounting standard ASC 842 on January 1, 2019, that requires previously capitalized indirect internal leasing and legal costs to be expensed. (2) Includes above and below market rent amortization, straight-line rents and amortization of mark-to-market debt adjustments 34

Supplemental Information 39

NAREIT FFO Guidance: Low High Net income attributable to common stockholders $ 1.52 1 .55 Adjustments to reconcile net income to NAREIT FFO: Depreciation and amortization 2 .42 2 .42 Provision for impairment 0 .14 0 .14 Gain on sale of operating properties (0.24) (0.24) NAREIT Funds From Operations $ 3.84 3 .87 Reconciliation of Net Income to Earnings Guidance September 30, 2019 (per diluted share) Full Year 2019

Supplemental Information 40

Glossary of Terms
September 30, 2019

Development Completion: A property in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property the following calendar year.

Fixed Charge Coverage Ratio: Operating EBITDA*re* divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts ("NAREIT") defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition in effect during that period. Effective January 1, 2019 the Company prospectively adopted the NAREIT FFO White Paper – 2018 Restatement ("2018 FFO Whitepaper"), and elected the option of excluding gains on sale and impairments of land, which are considered incidental to the Company's main business. Prior period amounts were not restated to conform to the current year presentation, and therefore are calculated as described above, but also include gains on sales and impairments of land. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO.

Net Operating Income (NOI): The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income / provision for doubtful accounts. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property: A property acquired, sold, or a Development Completion during either calendar year period being compared. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property.

Operating EBITDA*re*: NAREIT EBITDA*re* is a measure of REIT performance, which the NAREIT defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company's share of unconsolidated partnerships and joint ventures. Operating EBITDA*re* excludes from NAREIT EBITDA*re* certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income (Loss) to Operating EBITDA*re*.

Core Operating Earnings: An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from NAREIT FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core Operating Earnings.

Property In Development: Properties in various stages of development and redevelopment including active pre-development activities.

Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all developments and Non-Same Properties.